As filed with the Securities and Exchange Commission on April 29, 2002.

                               File No. 333-40304
                                File No. 811-8260


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                        Pre-Effective Amendment No.   |_|
                        Post-Effective Amendment No. 3 |X|

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                               Amendment No. 3 |X|

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                           Kevin S. Thompson, Esquire
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

|_| immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485
|_| on pursuant to paragraph (a)(i) of Rule 485

The index to attached exhibits is found following the signature pages.

PROSPECTUS                                                           May 1, 2002

================================================================================

                           MEMBERS Variable Annuity II

              A Flexible Premium Deferred Variable Annuity Contract

                                    Issued by

                       CUNA Mutual Life Insurance Company

================================================================================


Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. Please read it carefully and keep it for future reference. The Company may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date, except for amounts you invest in the Fixed Account and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

The following mutual funds are available through the Subaccounts of the CUNA Mutual Life Variable Annuity Account:


Ultra Series Fund
o        Money Market Fund
o        Bond Fund
o        High Income Fund
o        Balanced Fund
o        Growth and Income Stock Fund
o        Capital Appreciation Stock Fund
o        Mid-Cap Stock Fund
o        Multi-Cap Growth Stock Fund
o        International Stock Fund
o        Global Securities Fund


This Prospectus is accompanied by a current prospectus for the Ultra Series
Fund.

Purchase payments not allocated to the Subaccounts may be allocated to the Fixed Account Option.


The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2002 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI material incorporated by reference and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                Table of Contents
================================================================================

Definitions.........................................1

Expense Tables......................................3

Financial Highlights................................5

Summary.............................................7
   The Contract.....................................7
   Charges and Deductions...........................8
   Payout Provisions................................9
   Federal Tax Status...............................9

CUNA Mutual Life Insurance
 Company............................................9

The CUNA Mutual Life Variable Annuity Account, and
   the Funds........................................9
   CUNA Mutual Life Insurance Company...............9
   CUNA Mutual Life Variable Annuity Account........9
   The Underlying Funds............................10
   The Ultra Series Fund...........................10
   Availability of Funds...........................11
   Revenue Sharing.................................12
   Voting Rights...................................12
   Material Conflicts..............................12
   Substitution of Securities......................13

THE FIXED ACCOUNT OPTION...........................13
   Preservation Plus Program.......................13
   Fixed Contract Value............................14
   Fixed Periods...................................14
   Market Value Adjustment.........................15

DESCRIPTION OF THE CONTRACT........................16
   Issuance of a Contract..........................16
   Right to Examine................................16
   Purchase Payments...............................16
   Allocation of Purchase Payments.................17
   Contract Value..................................17
   Transfer Privileges.............................18
   Surrenders (Redemption) and Partial
    Withdrawals....................................19
   Contract Loans..................................21
   Death Benefit Before the Payout Date............21
   Proportional Adjustment for Partial
   Withdrawals.....................................22

MISCELLANEOUS MATTERS..............................23
   Payments........................................23
   Modification....................................23
   Reports to Owners...............................24
   Inquiries.......................................24

INCOME PAYMENT OPTIONS.............................25
   Payout Date and Proceeds........................25
   Election of Income Payment Options..............25
   Fixed Income Payments...........................25
   Variable Income Payments........................26
   Description of Income Payment Options...........26
   Death Benefit After the Payout Date.............28

CHARGES AND DEDUCTIONS.............................29
   Mortality and Expense Risk Charges..............29
   Fund Expenses...................................29
   Surrender Charge (Contingent Deferred Sales
    Charge)........................................29
   Annual Contract Fee.............................30
   Transfer Processing Fee.........................30
   Lost Contract Request...........................30
   Premium Taxes...................................30
   Other Taxes.....................................31

RIDERS AND ENDORSEMENTS............................31
   Maximum Anniversary Value Death Benefit.........31
   5% Annual Guarantee Death Benefit...............31
   Enhanced Death Benefit Rider Charges............32
   Waiver of Surrender Charge......................32
   Executive Benefits Plan Endorsement.............32

ADVERTISING AND SUBACCOUNT PERFORMANCE SUMMARY.....33

FEDERAL TAX MATTERS................................35
   Introduction....................................35
   Tax Status of the Contract......................35
   Taxation of Annuities...........................36
   Transfers, Assignments, or Exchanges of a
    Contract.......................................38
   Withholding.....................................39
   Multiple Contracts..............................39
   Taxation of Qualified Plans.....................39
   Possible Charge for the Company's Taxes.........41
   Other Tax Consequences..........................41

LEGAL PROCEEDINGS..................................42

FINANCIAL STATEMENTS...............................42

STATEMENT OF ADDITIONAL INFORMATION................43

                                  Definitions
================================================================================

Accumulation Unit
A unit of measure used to calculate Variable Contract Value.

Annuitant
The person or persons named in the application and on whose life the first income payment is to be made. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant . Only spouses may be joint Annuitants.

Beneficiary
The person to whom the proceeds payable on the death of an Annuitant will be paid.

Code
The Internal Revenue Code of 1986, as amended.

Contract Anniversary
The same date in each contract year as the Contract Issue Date.

Contract Issue Date
The date on which the Company issues the Contract and upon which the Contract becomes effective. This date is shown on the data page of the Contract and is also used to determine Contract Years and Contract Anniversaries.

Contract Value
The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value and the Loan Account Value.

Contract Year
A twelve-month period beginning on the Contract Issue Date or on a Contract Anniversary.

Due Proof of Death
Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company: (a) a certified copy of the death record; (b) a certified copy of a court decree reciting a finding of death; (c) any other proof satisfactory to the Company.

Fixed Account Option
An allocation option under the Contract funded by our General Account. It is not part of or dependent upon the investment performance of the Variable Account.

Fixed Amount
Any portion of Fixed Contract Value allocated to a particular Fixed Period with a particular expiration date (including interest thereon) less any withdrawals or transfers.

Fixed Contact Value
The value of the Contract Value in the Fixed Account Option.

Fixed Period
A choice under the Fixed Account of a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

Fund
An investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account
The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Home Office
The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677.

Income Payment
One of several periodic payments made by the Company to the Payee under an Income Payment Option.

Income Payment Option
The form of Income Payments selected by the Owner under the Contract.

Loan Account
For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount
The sum of your loan principal plus any accrued loan interest.

Net Purchase Payment
A purchase payment less any deduction for premium expense charges.

Owner
The person(s) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract.

Payee
The person receiving income payments during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

Payout Date
The date on which Payout Proceeds are applied to an Income Payment Option.

Payout Proceeds
The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payment Options.

Premium Expense Charge
An amount we may deduct from your purchase payments to cover taxes we are charged by your state of residence.

Qualified Contract
A contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

Subaccount
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Value
Before the Payout Date, that part of any Net Purchase Payment allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or Premium Expense Charge) and any Contract value transferred out of that Subaccount.

Surrender Value
The Contract Value less any applicable surrender charges, market value adjustment, Premium Expense Charges, annual contract fee, any charge for riders and Loan Amount.

Valuation Day
For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account
CUNA Mutual Life Variable Annuity Account.

Variable Contract Value
The sum of the Subaccount Values.

Written Request
A Written Request or request in a form satisfactory to the Company which is signed by the Owner and received at the Home Office. A Written Request includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 Expense Tables
================================================================================

The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses
     Sales Charge Imposed on
      Purchase Payments.................................None
     Maximum Surrender Charge (contingent
      deferred sales charge) as a percentage
      of purchase payments..............................7%
     Transfer Processing Fee..........................$10*
Maximum Annual Contract Fee...........................$30**

Annual Rider Charges
 (as a percentage of monthly average Contract Value)
Maximum Anniversary Value Death Benefit
 Rider   ............................................0.15%
5% Annual Guarantee Death Benefit Rider..............0.15%

Variable Account Annual Expenses
     (as a percentage of net assets)
     Mortality and Expense Risk Charge...............1.15%
     Total Variable Account Expenses.................1.15%



                              Annual Fund Expenses
                      (as percentage of average net assets)


              Portfolio Name                  Management Fees        Other Expenses         Total Annual Fund Expenses
              --------------                  ---------------        ---------------        --------------------------
  Money Market Fund                                0.45%                  0.01%                       0.46%
  Bond Fund                                        0.55%                  0.01%                       0.56%
  High Income Fund                                 0.75%                  0.01%                       0.76%
  Balanced Fund                                    0.70%                  0.01%                       0.71%
  Growth and Income Stock Fund                     0.60%                  0.01%                       0.61%
  Capital Appreciation Stock Fund                  0.80%                  0.01%                       0.81%
  Mid-Cap Stock Fund                               1.00%                  0.01%                       1.01%
  Multi-Cap Growth Stock Fund                      0.85%                  0.01%                       0.86%
  International Stock Fund                         1.20%                  0.01%                       1.21%
  Global Securities Fund                           0.95%                  0.01%                       0.96%


*Currently, no fee is charged for transfers. However, the Company reserves the right to charge a $10 transfer fee on each transfer after the first 12 transfers in any Contract Year.

**The Company does not deduct the annual Contract fee if the Contract Value is $25,000 or more.


The tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Variable Account and for each of the underlying Funds available as investment options for the fiscal year ended December 31, 2001. Expenses of the Funds are not fixed or specified under the terms of the Contract, and actual expenses may vary. Premium taxes may be applicable, depending on the laws of the various jurisdictions.

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

If the Contract is surrendered (or annuitized under                 If the Contract is not surrendered or is annuitized (for
income payout option 1) at the end of the applicable                income payout options 2 and 4) at the end of the
time period:                                                        applicable time period:

--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Subaccount                     1        3        5        10         Subaccount                 1         3         5       10
                             Year     Years     Years    Years                                 Year     Years     Years    Years
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------

Money Market                  $83     $107     $133     $229        Money Market               $20      $62     $106     $229
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Bond                          $84     $110     $138     $239        Bond                       $21      $65     $111     $239
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Balanced                      $85     $114     $146     $255        Balanced                   $22      $69     $119     $255
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
High Income                   $86     $116     $148     $260        High Income                $23      $71     $121     $260
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Growth and Income             $84     $111     $140     $244        Growth and Income          $21      $66     $113     $244
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Capital Appreciation          $86     $117     $151     $265        Capital Appreciation       $23      $72     $124     $265
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Mid-Cap Stock                 $88     $123     $161     $285        Mid-Cap Stock              $25      $78     $134     $285
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Multi-Cap Growth Stock        $87     $119     $153     $270        Multi-Cap Growth Stock     $24      $74     $126     $270
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
International Stock           $90     $129     $171     $304        International Stock        $27      $84     $144     $304
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------
Global Securities             $88     $122     $158     $280        Global Securities          $25      $77     $131     $280
--------------------------- -------- -------- -------- --------     ------------------------ -------- -------- -------- --------

These numbers are based on an average size contract of $58,494.


The examples provided above assume that no transfer charges, Premium Expense Charges, or market value adjustment have been assessed. The examples also assume that the annual Contract fee is $30, that the average Contract Value is $50,000, (which translates the Contract fee into an assumed 0.0006%charge for the purposes of the examples based on a $1,000 investment) and that all optional riders and endorsements are selected.

The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate. Also, actual expenses may be greater or less than those shown.

                              Financial Highlights
================================================================================


The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 2000 and 2001. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of various charges.

   Money Market Subaccount                                 2001               2000
                                                           ----               ----
Net asset value:
Beginning of period                                      $10.06            $10.00*
End of period                                             10.32              10.06

Percentage increase in unit value during period           2.58%            0.60%**

Number of units outstanding at end of period          2,766,278             47,304


   Bond Subaccount                                         2001               2000
                                                           ----               ----
Net asset value:
Beginning of period                                      $10.31            $10.00*
End of period                                             11.04             10.31

Percentage increase in unit value during period            7.08%             3.10%**

Number of units outstanding at end of period          2,970,180            60,710

High Income Subaccount                                   2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                      $10.04            $10.00*
End of period                                             10.26             10.04

Percentage increase in unit value during period            2.19%             0.40%**

Number of units outstanding at end of period            696,312            37,438

   Balanced Subaccount                                   2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                       $9.93           $10.00*
End of period                                              9.52              9.93

Percentage increase in unit value during                  (4.13%)           (0.70%)**
period

Number of units outstanding at end of                 6,882,972           270,714
period


          Growth and Income Stock Subaccount             2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                       $9.76            $10.00*
End of period                                              8.61              9.76

Percentage increase in unit value during                 (11.78%)           (2.40%)**
period

Number of units outstanding at end of period          5,523,431           346,580

Capital Appreciation Stock Subaccount                    2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                       $9.41            $10.00*
End of period                                              8.45              9.41

Percentage increase in unit value during                 (10.20%)           (5.90%)**
period

Number of units outstanding at end of period          4,209,787           241,242

Mid-Cap Stock Subaccount                                 2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                      $10.21            $10.00*
End of period                                             11.22             10.21

Percentage increase in unit value during                   9.89%             2.10%**
period

Number of units outstanding at end of period          1,836,380           122,396

Multi-Cap Growth Stock (formerly known as                2001               2000
                                                         ----               ----
Emerging Growth) Subaccount
Net asset value:
Beginning of period                                       $8.68            $10.00*
End of period                                              5.93              8.68

Percentage increase in unit value during                 (31.68%)          (13.20%)**
period

Number of units outstanding at end of period          1,293,733            97,734

International Stock Subaccount                           2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                       $9.72            $10.00*
End of period                                              7.84              9.72

Percentage increase in unit value during                 (19.34%)           (2.80%)**
period

Number of units outstanding at end of period            393,284            35,456

Global Securities Subaccount                             2001               2000
                                                         ----               ----
Net asset value:
Beginning of period                                      $10.18            $10.00*
End of period                                              9.02             10.18

Percentage increase in unit value during                 (11.39%)            1.80%**
period

Number of units outstanding at end of period            280,050            13,024


* The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

**   Not annualized.

                                     Summary
================================================================================

The following section summarizes certain provisions that we describe in more detail later in the prospectus.

                                  The Contract

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.

Right to Examine Period. You have the right to return the Contract within 10 days after you receive it and the Company will return the Contract Value or the amount required by law. State or federal law may require additional return privileges. If you return the Contract, it will become void.

Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date.

Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account and/or to the Fixed Account Option. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your money and your Contract Value.

Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value between Subaccount(s) or a Fixed Period, subject to certain restrictions.


No fee is charged for transfers, but the Company reserves the right to charge $10 for each transfer over 12 during a Contract Year.

Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain Limitations.

Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date.

                             Charges and Deductions

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.

The surrender charge is 7% (6% in Oregon) of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is waived if the Contract Value is $25,000 or more.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charges are deducted from the Variable Account at a rate of 0.003151% per day which is an annual rate of 1.15%.

Premium Expense Charges. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.5%.

Rider Charges. The Company deducts a charge on each Contract Anniversary for each of two optional death benefit riders. This charge is at an annual rate of 0.15% of the average monthly Contract Value for the prior Contract Year.

Fund Expenses. The underlying funds also charge annual fund expenses as shown in the expense table.

                                Payout Provisions

You select the Payout Date, subject to certain limitations.

On the Payout Date, the Payout Proceeds will be applied to an Income Payment option, unless you choose to receive the Surrender Value in a lump sum.

                               Federal Tax Status


Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts, see Federal Tax Matters.



                       CUNA Mutual Life Insurance Company
================================================================================
          The CUNA Mutual Life Variable Annuity Account, and the Funds
================================================================================

                       CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company originally organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.


As of December 31, 2001, the Company had more than $5 billion in assets and more than $15.4 billion of life insurance in force. Effective September 2001, and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. This is the third highest rating out of 16. Effective November 2001, and through the date of this Prospectus, Fitch rated us AA (Very Strong) for insurer financial strength. This is the third highest rating out of a possible 24. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain the most current ratings, contact us at the address or telephone number shown above.


                    CUNA Mutual Life Variable Annuity Account

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into 10 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, are credited to or charged against that Subaccount reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.

Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities arising under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

The Contracts are distributed by the principal underwriter, CUNA Brokerage Services, Inc., 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect wholly-owned subsidiary of CUNA Mutual, and is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

                              The Underlying Funds

The Subaccounts invest in the Ultra Series Fund. The Ultra Series Fund a management investment company of the series type with one or more Funds. Each is an open-end, management investment company.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Fund's prospectuses which must accompany or precede this Prospectus. The prospectuses should be read carefully and retained for future reference.

The Ultra Series Fund

Currently, the Ultra Series Fund offers Funds as investment options under the Contracts.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

High Income Fund. This Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock Fund and the Growth and Income Stock Fund, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a high level of long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.


Multi-Cap Growth Stock Fund (formerly known as Emerging Growth Fund). This Fund seeks long-term growth of capital through investments primarily in common stock of growth-oriented companies.


International Stock Fund. This Fund seeks long-term growth of capital through investments primarily in common stocks of non-U.S. companies.

Global Securities Fund. This Fund seeks capital appreciation by investing mainly in common stocks of U.S. and foreign companies.

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

The mutual funds described above are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

                              Availability of Funds

The Variable Account purchases shares of the Ultra Series Fund in accordance with a participation agreement. If the participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

                                 Revenue Sharing


CUNA Mutual Life Insurance Company has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company and its affiliates) in the Funds managed by that manager or adviser. These percentages are not the same for all investment managers or advisers. These fees are for administrative services provided to the Funds by the and its affiliates. Payments of fees under these agreements by investment managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts the Company receives under these agreements may be significant.


                                  Voting Rights

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.

Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting.

Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received.

Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

                               Material Conflicts

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of Owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

                           Substitution of Securities

The Company may substitute, eliminate, or combine shares of another mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

1) shares of a current Fund are no longer available for investment; or
2) further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of contract owners. Funds may also be closed to certain classes of contract owners.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC and state insurance departments.

                            THE FIXED ACCOUNT OPTION

The Fixed Account Option is an investment option that is funded by assets of the Company's General Account and pays interest at declared rates. The General Account contains all of the Company's assets other than those in other separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this prospectus relating to the Fixed Account. However, information relating to the Fixed Account Option is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

Purchase payments will be allocated to the Fixed Account by election of the Owner.

The Company intends to credit amounts in the Fixed Account Option with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.

Preservation Plus Program

An Owner may elect to allocate the initial Net Purchase Payment between the Fixed Account Option and the Variable Account so that at the end of the Fixed Period the portion of the initial Net Purchase Payment allocated to the Fixed Account Option will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Fixed Period at least equal to the initial Net Purchase Payment. Upon request, the Company will calculate the portion of any Net Purchase Payment that must be allocated to a particular Fixed Period to achieve this result.

Fixed Contract Value

The Fixed Contract value reflects:

o Net Purchase Payments allocated to and Contract Value transferred to Fixed Periods,

o interest credited to Contract Value in Fixed Periods,

o transfers of Contract Value out of Fixed Periods,

o surrenders and partial withdrawals from Fixed Periods, and

o charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of Fixed Amounts under the Contract. The Fixed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

The Fixed Account Option varies according to the state in which the Contract is issued. The Company offers fixed periods varying in duration from one year to 10 years and the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a fixed period, if allowed by state law. Not all fixed periods are available in all states and some states may not allow a fixed account option. Contact the Company for information on the availability of the Fixed Account Option and fixed periods in your state.

An Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Fixed Account Option for selected periods of time from one to ten years. The Company also intends to offer a special one year Fixed Period that requires minimum monthly transfers to other Subaccounts throughout the Fixed Period (the "DCA One Year Fixed Period"). Purchase Payments may be allocated to this DCA One Year Fixed Period, but transfers in are not allowed. Purchase Payment allocations to certain Fixed Periods may be limited to three years in some states.

Fixed Periods

From time to time the Company will offer to credit Fixed Account value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at any time, but will always offer a Fixed Period of one year where allowed by state law. The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Fixed Period are guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period but will always be equal to or greater than an effective annual rate of 3%.

Fixed Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date. During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Amount. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate then applicable to a one year Fixed Period. For Fixed Periods other than the DCA One Year Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, the Company will reinvest the Fixed Amount in the next shortest Fixed Period available. If either of such default Fixed Periods would extend beyond the Payout Date of the Contract, the Company will reinvest the Fixed Amount in the Fixed Period of the longest duration that expires before the Payout Date.

Market Value Adjustment

The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered or applied to an Income Payment Option from a Fixed Period of more than 2 years before expiration of the period except when such a withdrawal, surrender or annuitization occurs during the last 30 days of the period. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn or annuitized by the following factor:

                              0.70 x (I - J) x n/12

Where:

    I =  the guaranteed interest rate then being offered for a new Fixed
         Period equal in duration and type to the period from which the Fixed Amount is being withdrawn, surrendered or annuitized. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed rates for periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used.

    J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn, surrendered or annuitized.

    n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payment Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payment Option. Moreover, the market value adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Fixed Amount at the beginning of any Fixed Period.

The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Account value by the Company as fees or charges. In addition, the sum of the surrender charge and market value adjustment for a Fixed Amount withdrawn or surrendered will not exceed 10% of the Fixed Amount withdrawn or surrendered.

Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.

The imposition of an market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.)


                           DESCRIPTION OF THE CONTRACT
================================================================================

Issuance of a Contract

In order to purchase a Contract, application must be made through a representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage"). Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

Right to Examine

Owners have a ten day period to examine the contract. The contract may be returned to the Home Office for any reason within ten days of receipt and the Company will refund the Contract Value or another amount required by law. The refunded Contract Value will reflect the deduction of any contract charges, unless otherwise required by law. State and/or federal law may provide additional return privileges.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

Purchase Payments

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:

--------------- ---------------------------------------------
$5,000          Except as described below.
--------------- ---------------------------------------------
$2,000          For Contracts that qualify for special
                federal income tax treatment under Sections
                401, 408, 408A, or 457 of the Code. This
                category includes qualified pension plans,
                individual retirement accounts, and certain
                deferred compensation plans.
--------------- ---------------------------------------------
$300            For Contracts that qualify for special
                federal income tax treatment under Section
                403(b) of the Code. This category includes
                tax-sheltered annuities.
--------------- ---------------------------------------------
The Value of    The value of a Contract exchanged pursuant
a Contract      to Section 1035 of the Code, if the Company
                approves the transaction prior to the
                exchange.
--------------- ---------------------------------------------
$600            For a Contract sold to employees of the
                Company and its subsidiaries, to employees
                of CUNA Mutual and its subsidiaries, and to
                registered representatives and other
                persons associated with CUNA Brokerage.
                This category includes both individual
                retirement accounts and non-individual
                retirement accounts.
--------------- ---------------------------------------------

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required.

The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, and (3) purchase payments in excess of $1 million.

Allocation of Purchase Payments

The Company allocates purchase payments to Subaccounts and/or the Fixed Account Option as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Fixed Account Option must be for at least $1,000. A requested allocation of less than $1,000 will be transferred to the money market fund.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated to one or more of the Subaccounts or to the Fixed Account Option within two Valuation Days of receipt by the Company. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

Contract Value

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e. Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments or allocations. The number of Accumulation Units does not change as a result of investment experience.

Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1) Is:

         (a) the net assets of the Subaccount as of the end of the Valuation Period;

         (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charge for mortality and expense risks and for administration multiplied by the number of days in the Valuation Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

Transfer Privileges

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and Fixed Amounts as described below.

o Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).

o Transfers are not allowed to the DCA One Year Fixed Period.

o Except for the DCA One Year Fixed Period, transfers out of the Fixed Account Option are only permitted during the 30-day period before the expiration of a Fixed Period.

o Transfers from the DCA One Year Fixed Period may be made throughout its Fixed Period.

o A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Amount. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Amount on its expiration date.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received.

No fee is charged for transfers but the company reserves the right to charge $10 for each transfer in excess of 12 in a contract year.

Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account Option.

Transfers may be made by written request or by telephone.

The Company will send a written confirmation of all transfers made pursuant to telephone instructions. The Company will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instructions that are reasonably determined to be genuine.

The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.

Dollar-Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Amount on its expiration date.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to a fixed period.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA One Year Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA One Year Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. The Company reserves the right to stop the automatic transfer programs.

Surrenders (Redemption) and Partial Withdrawals

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payment Option.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will withdraw the amount requested on the Valuation Day the request is received. Any applicable market value adjustment or surrender charge will be deducted from the remaining Contract Value.

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Periods. If the Owner does not so specify, or if the amount in the designated Subaccounts or Fixed Periods is not enough to comply with the request, the partial withdrawal will be made proportionately from the accounts.

A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. An Owner may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each and may only be made from Variable Contract Value. This $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code. Generally, Owners must be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There are federal income tax consequences to surrenders and partial withdrawals. Owners should consult with their tax adviser. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

Contract Loans

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

Death Benefit Before the Payout Date

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

The following options are available to a sole surviving Owner or a new Owner:

     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
         Death:

         (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

         (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the Income Payment Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives due proof of the Annuitant's death, to apply the death benefit to an Income Payment Option.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an Income Payment Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and

     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

Basic Death Benefit. If the Annuitant is age 75 or younger on the Contract Date, the basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the date the Company receives Due Proof of Death of the deceased;

     (2) Contract Value as of the date the Company receives Due Proof of Death;
         or

For Contracts issued after the Annuitant's 76th birthday, the death benefit is always equal to the Contract Value as of the date the Company receives Due Proof of the Death of the Annuitant. The death benefit will be reduced by any outstanding Loan Amount and any applicable Premium Expense Charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the Riders section for more details.

Proportional Adjustment for Partial Withdrawals

When calculating the death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by (2) and multiplying the result by (3) where:
(1)      Is the partial withdrawal amount;
(2)      Is the Contract Value immediately prior to the partial withdrawal; and
(3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals.


                              MISCELLANEOUS MATTERS
================================================================================

Payments

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

     (2) the SEC permits the postponement for the protection of Owners; or

     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account Option for up to six months from the date of receipt of Written Request for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.


Modification

Upon notice to the Owner, the Company may modify the Contract:

(1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

(2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

(3)    to reflect a change in the operation of the Variable Account; or

(4)    to provide for the addition or substitution of investment options; or

(5)    to combine the Variable Account with any of our other separate accounts;
       or

(6) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or

(7) to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate; or

(8) to substitute a different Fund for any existing Fund, if shares or units of a Fund are no longer available for investment or if we determine that investment in a Fund is no longer appropriate; or

(9) to deregister the Variable Account under the 1940 Act if such registration is no longer required; or

(10) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law; or

(11) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account; or

(12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

Reports to Owners

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                             INCOME PAYMENT OPTIONS
================================================================================

Payout Date and Proceeds

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.

The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request.

On the Payout Date, the Payout Proceeds will be applied under the life Income Payment Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account Option will be used to provide a fixed income payment option and amounts in the Variable Account will be used to provide a variable Income Payment Option.

The Payout Proceeds equal the Contract Value:

     (1) plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payment Option 1 or Option 2 variable Income Payments are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
     (4) minus any applicable Loan Amount; and

     (5) minus any applicable Premium Expense Charges not yet deducted.

Election of Income Payment Options

On the Payout Date, the Payout Proceeds will be applied under an Income Payment Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payment Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payment Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payment Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payment Option would be less than $2,500, or each Income Payment would be less than $20.00.

Fixed Income Payments

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payment Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. The income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.

Variable Income Payments

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

Surrenders and partial withdrawals may be made after the Payout Date, when a Variable Income Payment is chosen for a fixed period of time.

Description of Income Payment Options

Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 3.5%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2 - Installment Option. The proceeds are paid out in monthly installments for a fixed number of years between 5 and 30. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

If variable Income Payments are elected under Option 2, the Payee may elect to receive the commuted value of any remaining payments in a lump sum. The commuted value of the payments will be calculated as described in the contract.

Option 3A - Life Income Guaranteed Period Certain. The proceeds are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Payee. Under this option, a Payee could receive only one payment if the Payee dies after the first payment, two payments if the Payee dies after the second payment, etc.

Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments for as long as either of two original joint Payees remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including period certain of 5 years, 15 years, and 20 years.

The minimum amount of each fixed payment and the initial payment amount for variable income payout options will be determined from the tables in the Contract that apply to the particular option using the Payee's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Option 5 -Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Annuity Payments Only). The proceeds adjusted for inflation as described below are paid in monthly installments during the Payee's lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Payee's death before the expiration of the specified number of years, a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6 - Joint and Survivor Life Income - Payments Adjusted For Inflation - 10 year Guaranteed Period Certain (Fixed Annuity Payments Only). The proceeds adjusted for inflation as described below are paid out in monthly installments for as long as either of two joint Payees (Annuitants) remain alive. If after the second Payee dies, payments have been made for fewer than 10 years, payments will be made to any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. In addition to the 10 year guaranteed period certain, the company currently makes additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.

Option 7 -Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments Only). We will pay monthly annuity payments adjusted for inflation as described below for as long as the original Payee lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the original Payee dies and the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Annuity Payments Only). We will pay monthly annuity payments adjusted for inflation as described below for as long as either of the original Payees is living. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second surviving Payee, the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5, 6, 7, and 8, income payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We reserve the right to discontinue offering settlement options 5, 6, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Death Benefit After the Payout Date

If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Payee receiving Income Payments becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payment Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS
================================================================================

Mortality and Expense Risk Charges

The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed on a daily basis, and are equal to an annual rate of 1.15% of the average daily net assets of the Variable Account.

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts.

Fund Expenses


Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Fund prospectuses, which follow this Prospectus.


Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the contracts. However, if any amount is withdrawn or surrendered within seven years of being received by the Company, the Company will deduct a surrender charge. The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

Number of Full Years
Between Date of Purchase            Date of Surrender
Payment and Charge                  of Purchase
 as Percentage                      Payment
--------------------------------------------------------
             0                            7%
             1                            6%
             2                            5%
             3                            4%
             4                            3%
             5                            2%
             6                            1%
             7 +                          0%
(In Oregon, the charge is 6% before 1 year.)

Amounts Not Subject to Surrender Charge. In each Contract Year, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.


Charge Discounts for Sales to Certain Contracts

The Contract is available for purchase by individuals, corporations and other groups. We may reduce or waive certain charges (Surrender Charge, Annual Administration Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative or other costs. We also may reduce or waive charges on Contracts sold to officers, directors and employees of the Company or its affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we reduce or waive charges based on a number of factors, including: o The number of Contract Owners; o The size of the group of purchasers; o The total premium expected to be paid; o Total assets under management for the owner; o The purpose for which the Contracts are being purchased; o The expected persistency of individual Contracts; and o Any other circumstances which are rationally related to the expected reduction in expenses.

Reductions or waivers of charges will not discriminate unfairly among Owners. Contact our home office or your representative for more information about charge reductions and waivers.


Annual Contract Fee

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account Option based on a proportional basis. The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $25,000 or more has been applied to a payout option.

Transfer Processing Fee

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th transfer and each additional transfer during a Contract Year. The transfer charge is not applicable to transfers from the DCA Fixed Period. Each written request is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the account. Automatic transfers, including Dollar Cost Averaging, do not count against the twelve free transfers.

Lost Contract Request

You can obtain a certification of your contract at no charge. There will be a $30 charge for a duplicate contract.

Premium Taxes

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an income payment option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax from the Owner's Contract Value until the Contract is annuitized.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefits or Income Payments, as appropriate.

                             RIDERS AND ENDORSEMENTS
================================================================================


If the Owner elects one of the following riders or endorsements, the death benefit will be paid as described above under the heading "Income Payment Options", and will be calculated as set for below.


Maximum Anniversary Value Death Benefit

This rider provides a minimum death benefit equal to the maximum anniversary value less any loan amounts and Premium Expense Charge not previously deducted. On the issue date, the maximum anniversary value is equal to the initial Net Purchase Payment. After the issue date, the maximum anniversary value will be calculated on three different dates:

(1)      the date an additional purchase payment is received by the company,
(2)      the date of payment of a partial withdrawal, and
(3)      on each Contract Anniversary.

When a purchase payment is received, the maximum anniversary value is equal to the most recently calculated maximum anniversary value plus the Net Purchase Payment. When a partial withdrawal is paid, the maximum anniversary value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by (2) with the result multiplied by (3) where:

(1)      is the partial withdrawal amount;
(2)      is the Contract Value immediately prior to the partial withdrawal; and
(3) is the most recently calculated maximum anniversary value less any adjustments for prior partial withdrawals.

This rider is available for Annuitant's age 75 or less on the issue date. This rider may not be available in all states.

5% Annual Guarantee Death Benefit

This rider provides a minimum death benefit equal to the 5% annual guarantee death benefit less any loan amounts and Premium Expense Charge not previously deducted. On the Issue Date the 5% annual guarantee value is equal to the initial Net Purchase Payment. Thereafter, the 5% annual guarantee value on each Contract Anniversary is the lessor of:

(1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 5% annual effective rate; or
(2)      200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

(1)      is  the partial withdrawal amount;
(2)      is the Contract Value immediately prior to the withdrawal; and
(3) is the 5% annual guarantee death benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals.

This rider is available for Annuitant's age 75 or less on the issue date. This rider may not be available in all states.

Enhanced Death Benefit Rider Charges

Each death benefit rider will carry an annual charge of 0.15% of Contract Value. This charge will be assessed on the each Contract Anniversary. The charge will be based on the average Contract Value for the previous 12 months. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon contract surrender if the contract is surrendered on a date other than the Contract Anniversary.

Waiver of Surrender Charge

In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender charge and any applicable market value adjustment will be waived on any partial withdrawal or surrender if the Annuitant is:

(1) confined to a nursing home or hospital after the contract is issued (as described in the Contract); or

(2) becomes terminally ill after the contract is issued (as described in the Contract); or

(3) becomes unemployed at least one year after the contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

(4) The Annuitant's primary residence is located in an are that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the contract is issued (as described in the Contract).

This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in contracts issued in those states.

Executive Benefits Plan Endorsement

The Company also offers an Executive Benefits Plan Endorsement in conjunction with certain deferred compensation plans. The executive benefits plan endorsement waives the surrender charges on the contract subject to certain conditions. There is no charge for this benefit. However, if you exercise this benefit during the first two Contract Years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                 ADVERTISING AND SUBACCOUNT PERFORMANCE SUMMARY
================================================================================

From time to time, the Company may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. The Company also may, from time to time, advertise or include in sales literature Subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Fund. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each month over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. For periods prior to the date the Variable Account commenced operations, non-standard performance information will be calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. When a Subaccount has been in operation for one, five, and ten years, respectively, the total standard returns for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total returns for Contracts funded by Subaccounts.

From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS's rankings compare variable life and variable universal life issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which Funds provide the highest total return within various categories of Funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for transaction costs or expenses of operating and managing an investment portfolio. The Lehman Bond Indexes represent unmanaged groups of securities of various issuers and terms to maturity which are representative of bond market performance. The Consumer Price Index is a statistical measure of changes in the prices of goods and services over time published by the U.S. Bureau of Labor Statistics. Lipper Performance Summary Averages represent the average annual total return of all the Funds (within a specified investment category) that are covered by the Lipper Analytical Services Variable Insurance Products Performance Analysis Service. Other independent ranking services and indices may also be used for performance comparisons.

The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested on a tax-deferred basis which can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

                               FEDERAL TAX MATTERS
================================================================================

The Following Discussion is General and Is Not Intended as Tax Advice

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, Owners of variable annuity contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Owner's gross income. The IRS has stated in published rulings that an Owner will be considered the Owner of separate account assets if the Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Subaccounts without being treated as Owners of the underlying assets."

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Owners were not Owners of separate account assets. For example, the Owner of a Contract has the choice of one or more Subaccounts in which to allocate Net Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the Owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the Owner of the assets of the Variable Account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Annuitant or over a period not extending beyond the life expectancy of that Annuitant, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the Owner's "designated Beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.


Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.


In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1) made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3) attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after-tax contributions, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or governmental section 457 plan.


Multiple Contracts

All non-qualified deferred annuity Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2.Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lessor of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts distributed under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Possible Charge for the Company's Taxes

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

                                LEGAL PROCEEDINGS
================================================================================

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

                              FINANCIAL STATEMENTS
================================================================================


The audited financial statements of the Variable Annuity Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes, as well as the Independent Accountants Reports are included in the Statement of Additional Information.

The statutory basis statements of admitted assets, liabilities, and surplus for the Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001 and 2000 as well as the Independent Auditors' Report are contained in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

                                TABLE OF CONTENTS



ADDITIONAL CONTRACT PROVISIONS......................1
         The Contract...............................1
         Incontestability...........................1
         Misstatement of Age or Gender..............1
         Participation..............................1
         Contract Loans.............................1
         Loan Amounts...............................1
         Loan Processing............................1
         Loan Interest..............................2

PRINCIPAL UNDERWRITER...............................2

CALCULATION OF YIELDS AND TOTAL RETURNS.............2
         Money Market Subaccount Yields.............2
         Other Subaccount Yields....................4
         Average Annual Total Returns...............5
         Other Total Returns........................7
         Effect of the Annual Contract Fee on
         Performance Data...........................8

VARIABLE INCOME PAYMENTS............................8
         Assumed Investment Rate....................9
         Amount of Variable Income
          Payments..................................9
         Income Unit Value..........................9

LEGAL MATTERS.......................................10

EXPERTS.............................................10

OTHER INFORMATION...................................10

FINANCIAL STATEMENTS................................10
   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT........11
   CUNA MUTUAL LIFE INSURANCE COMPANY...............24

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling us at the address or telephone number shown at the beginning of this Prospectus.

                           MEMBERS VARIABLE ANNUITY II

                       STATEMENT OF ADDITIONAL INFORMATION

                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Life Insurance Company (the "Company").

This SAI is not a Prospectus, and it should be read only in conjunction with Prospectuses for the following:

         1.       Contract;
         2.       Ultra Series Fund;

The Prospectus for the Contract is dated the same as this SAI. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.



                                   May 1, 2002

                                TABLE OF CONTENTS


ADDITIONAL CONTRACT PROVISIONS.............................................1

         The Contract......................................................1
         Incontestability..................................................1
         Misstatement of Age or Gender.....................................1
         Participation.....................................................1
         Contract Loans....................................................1
         Loan Amounts......................................................1
         Loan Processing...................................................1
         Loan Interest.....................................................2

PRINCIPAL UNDERWRITER......................................................2

CALCULATION OF YIELDS AND TOTAL RETURNS....................................2

         Money Market Subaccount Yields....................................2
         Other Subaccount Yields...........................................4
         Average Annual Total Returns......................................5
         Other Total Returns...............................................7
         Effect of the Annual Contract Fee on Performance Data.............8

VARIABLE INCOME PAYMENTS...................................................9

         Assumed Investment Rate...........................................9
         Amount of Variable Income Payments................................9
         Income Unit Value.................................................9

LEGAL MATTERS.............................................................10

EXPERTS...................................................................10

OTHER INFORMATION.........................................................10

FINANCIAL STATEMENTS......................................................10

CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT.................................12
CUNA MUTUAL LIFE INSURANCE COMPANY........................................24

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

The Company will not contest the Contract.

Misstatement of Age or Gender

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

Contract Loans

Loan Amounts


Generally, Owners may borrow up to 90% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given.


Loan Processing

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. If no instructions are given by the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Fixed Amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

Loan Interest

The Company charges 6.5% interest on Contract loans. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time, but never less than 3.0%. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Fixed Account (as described above for the loan itself) to the Loan Account. This transfer increases the Loan Amount.

Specific loan terms are disclosed at the time of loan application or issuance.

Any Loan Amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid.

                              PRINCIPAL UNDERWRITER

CUNA Brokerage Services, Inc., ("CUNA Brokerage"), an affiliate of CUNA Mutual, is the principal underwriter of the variable annuity contracts described herein. The offering of the contract is continuous. CUNA Mutual does not anticipate discontinuing the offering of the Contract, but does reserve the right to do so.

                     CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Money Market Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Ultra Series Fund's Money Market Fund or on that Fund's portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation), and exclusive of income other than investment income at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period. Then dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects: 1) net income from the Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual Contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge.

For purposes of calculating current yields for a Contract, an average per unit Contract fee is used based on the $30 annual Contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

         NCS      =        the net change in the value of the
                           Money Market Fund (exclusive of realized gains or
                           losses on the sale of securities and unrealized
                           appreciation and depreciation), and exclusive of
                           income other than investment income for the seven-day
                           period attributable to a hypothetical account having
                           a balance of 1 Subaccount unit.
         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

         Effective yield  =  (1 + ((NCS-ES)/UV)) 365/7 -  1

Where:

         NCS      =        the net change in the value of the
                           Money Market Fund (exclusive of realized gains or
                           losses on the sale of securities and unrealized
                           appreciation and depreciation) for the seven-day
                           period attributable to a hypothetical account having
                           a balance of 1 Subaccount unit.
         ES       =        per unit expenses attributable to the hypothetical
                           account for the seven-day period.
         UV       =        the unit value for the first day of the seven-day
                           period.

Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by:

         1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by

         2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

         3) compounding that yield for a six-month period; and by

         4) multiplying that result by 2.

Expenses attributable to the Subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Variable Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

Yield    =        2 X (((NI - ES)/(U X UV) + 1)6 - 1)

Where:

         NI       =        net income of the portfolio for the 30-day or
                           one-month period attributable to the Subaccount's
                           units.
         ES       =        expenses of the Subaccount for the 30-day or
                           one-month period.
         U        =        the average number of units outstanding.
         UV       =        the unit value at the close (highest) of the last day
                           in the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 1% to 7% of certain purchase payments during the seven years subsequent to each payment being made. A surrender charge will not be imposed upon surrender or partial withdrawal in any Contract Year on an amount equal to 10% of the aggregate purchase payments subject to the surrender charge as of the time of the first withdrawal or surrender in that Contract Year.

Average Annual Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual Contract fee. The calculation assumes that the Contract fee is $30 per year per Contract deducted at the end of each Contract year. For purposes of calculating average annual total return, an average per-dollar per-day Contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The total return is calculated according to the following formula:

         TR       =        ((ERV/P)1/N) - 1
Where:
         TR       =        the average annual total return net of Subaccount
                           recurring charges.
         ERV      =        the ending redeemable value (net of any applicable
                           surrender charge) of the hypothetical
                           account at the end of the period.
         P        =        a hypothetical initial payment of $1,000.
         N        =        the number of years in the period.


Such average annual total return information for the Subaccounts is as follows:

                                                    1 Year Period                       Period Since Inception
Subaccount                                           Ended 12/31/01                      11/01/00 to 12/31/01
----------                                           --------------------------------------------------------
Money Market                                                  -4.15%                           -2.27%
Bond                                                           0.33%                            3.70%
High Income                                                   -4.54%                           -2.87%
Balanced                                                     -10.83%                           -9.33%
Growth and Income Stock                                      -18.45%                          -17.30%
Capital Appreciation Stock                                   -16.88%                          -17.93%
Mid-Cap Stock                                                  3.13%                            6.19%
Multi-Cap Growth                                             -38.27%                          -41.83%
 (formerly known as Emerging Growth)
International Stock                                          -25.98%                          -24.27%
Global Securities                                            -18.07%                          -13.74%

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Subaccount commenced operations. The Variable Account commenced operations in December 1993.

Performance information for the Subaccounts for periods prior to the inception of the Subaccount is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Variable Account, with the level of Contract charges that were in effect at the inception of the Subaccounts.


Such average annual total return information for the Subaccounts is as follows:

                                                   For the        For the            For the         For the period
                                                   1-year         5-year             10-Year         from date
                                                   period         period             period          of inception
                                                   ended          ended              ended           of fund to

Subaccount                                         12/31/01       12/31/01           12/31/01        12/31/01
----------                                         --------       --------           --------        --------
Money Market                                       -4.15%             2.83%          N/A                 3.17%
Bond                                                0.33%             4.03%          N/A                 4.10%
High Income***                                     -4.54%             N/A            N/A                -2.87%
Balanced                                          -10.83%             6.85%          N/A                 7.90%
Growth and Income Stock                           -18.45%             8.41%          N/A                11.61%
Capital Appreciation Stock*                       -16.88%            11.29%          N/A                13.59%
Mid-Cap Stock**                                     3.13%             N/A            N/A                14.17%
Multi-Cap Growth ***                              -38.27%             N/A            N/A               -41.83%
 (formerly known as Emerging Growth)
International Stock***                            -25.98%             N/A            N/A               -24.27%
Global Securities***                              -18.07%             N/A            N/A               -13.74%

*  For the period January 3, 1994 through December 31, 2001.
** For the period May 1, 1999 through December 31, 2001.
*** For the period November 1, 2000 through December 31, 2001.


Other Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

Such average annual total return information for the Subaccounts is as follows:


                                            For the 1-year               For the 5-year          For the period
                                            period ended                 period ended            since inception
Subaccount                                  12/31/01                     12/31/01                12/14/93to 12/31/01
----------                                  --------                     --------                -------------------
Money Market                                     2.15%                       3.31%                       3.17%
Bond                                             6.63%                       4.49%                       4.10%
High Income***                                   1.76%                       N/A                         1.83%
Balanced                                        -4.53%                       7.26%                       7.90%
Growth and Income Stock                        -12.15%                       8.80%                      11.61%
Capital Appreciation Stock*                    -10.58%                      11.64%                      13.59%
Mid-Cap Stock**                                  9.43%                       N/A                        15.51%
Multi-Cap Growth ***                           -31.97%                       N/A                       -36.77%
 (formerly known as Emerging Growth)
International Stock***                         -19.68%                       N/A                       -19.40%
Global Securities***                           -11.77%                       N/A                        -8.96%

* For the period January 3, 1994 through December 31, 2001.
** For the period May 1, 1999 through December 31, 2001.
*** For the period November 1, 2000 through December 31, 2001.

From time to time, sales literature or advertisements may quote average annual total returns for period prior to the date the Variable Account or any Subaccount commenced operations. The Money Market, Bond, Balanced, and Growth & Income Stock Funds commenced operations in January 1985. The Capital Appreciation Stock Fund commenced operations in January 1994. The Mid-Cap Stock Fund commenced operations in May 1999. The Multi-Cap Growth, High Income, International Stock and Global Securities Funds commenced operations on October 31, 2000.

Performance information for the Subaccounts for periods prior to the inception of the Variable Account is calculated according to the formula shown on the previous page, based on the performance of the Funds and the assumption that the corresponding Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.


The chart below does not reflect the surrender charge.


Such average annual total return information for the Subaccounts is as follows:

                                                   For the        For the            For the         For the period
                                                   1-year         5-year             10-Year         from date
                                                   period         period             period          of inception
                                                   ended          ended              ended           of fund to
Subaccount                                         12/31/01       12/31/01           12/31/01        12/31/01
----------                                         --------       --------           --------        --------
Money Market                                        2.15%             3.31%            2.78%             3.85%
Bond                                                6.63%             4.49%            4.48%             6.29%
High Income***                                      1.76%             N/A              N/A               1.83%
Balanced                                           -4.53%             7.26%            7.65%             9.02%
Growth and Income Stock                           -12.15%             8.80%           10.92%            11.56%
Capital Appreciation Stock*                       -10.58%            11.64%            N/A              13.59%
Mid-Cap Stock**                                     9.43%             N/A              N/A              15.51%
Multi-Cap Growth ***                              -31.97%             N/A              N/A             -36.77%
 (formerly known as Emerging Growth)
International Stock***                            -19.68%             N/A              N/A             -19.40%
Global Securities***                              -11.77%             N/A              N/A              -8.96%

*  For the period January 3, 1994 through December 31, 2001.
** For the period May 1, 1999 through December 31, 2001.
*** For the period November 1, 2000 through December 31, 2001.


The Company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

         CTR      =        (ERV/P) - 1
Where:
         CTR      =        The cumulative total return net of Subaccount
                           recurring charges for the period.
         ERV      =        The ending redeemable value of the hypothetical
                           investment at the end of the period.
         P        =        A hypothetical single payment of $1,000.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for a $30 annual Contract fee to be deducted annually at the end of each Contract Year, from the Subaccounts based on the proportion of the Variable Contract Value invested in each such Subaccount. For purposes of reflecting the Contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                            VARIABLE INCOME PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Income Payments

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Annuity Date, the income payment option selected, and the age and sex (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each income payment option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

Income Unit Value

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1) is the Accumulation Unit value for the current Valuation Period; (2) is the Accumulation Unit value for the immediately preceding Valuation Period;
     (3) is the Income Unit value for the immediately preceding Valuation Period; and (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1.  Accumulation Unit value for current Valuation Period                                                 12.56
2.  Accumulation Unit value for immediately preceding Valuation Period                                   12.55
3.  Income Unit value for immediately preceding Valuation Period                                        103.41
4.  Factor to compensate for the assumed investment rate of 3.5%                                          0.99990575
5.  Income Unit value of current Valuation Period ((1) / (2)) x (3) x (4)                               103.48

Illustration of Variable Income Payments
1.   Number of Accumulation Units at Annuity Date                                                     1,000.00
2.   Accumulation Unit value                                                                            $18.00
3.   Adjusted Contract Value (1)x(2)                                                                $18,000.00
4.   First monthly income payment per $1,000 of adjusted Contract Value                                  $5.63
5.   First monthly income payment (3)x(4), 1,000                                                       $101.34
6.   Income Unit value                                                                                  $98.00
7.   Number of Income Units (5), (6)                                                                      1.034
8.   Assume Income Unit value for second month equal to                                                 $99.70
9.   Second monthly income payment (7)x(8)                                                             $103.09
10.  Assume Income Unit value for third month equal to                                                  $95.30
11.  Third monthly income payment (7)x(10)                                                              $98.54

                                  LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Kevin S. Thompson, Vice President, Deputy General Counsel of the Company.

                                     EXPERTS


The financial statements of the Variable Annuity Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes are included in this Statement of Additional Information. The financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory basis statements of admitted assets, liabilities and surplus of the Company as of December 31, 2001 and 2000, and the related statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001, 2000 and 1999, are included in this Statement of Additional Information. The 2001 and 2000 financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for the fiscal year ended December 31, 1998 have been audited by other auditors.

The report of PricewaterhouseCoopers LLP covering the December 31, 2001, financial statements contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.


                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


The audited financial statements of the Variable Account as of December 31, 2001, including a statement of assets and liabilities, a statement of operations for the year then ended, a statement of changes in net assets for the years ended December 31, 2001 and 2000, and accompanying notes, as well as the Independent Accountants Report are included in this Statement of Additional Information.

The Company's statutory basis statements of admitted assets, liabilities and surplus as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in unassigned surplus, and cash flows for the years ended December 31, 2001, 2000 and 1999, as well as the Independent Accountants Reports, which are included in this Statement of Additional Information, should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                      Statements of Assets and Liabilities
                                December 31, 2001


                                          Money                                   High                                Growth and
                                         Market               Bond               Income             Balanced         Income Stock
Assets:                                Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)

Money Market Fund,
   28,566,668 shares at net asset value of
   $1.00 per share (cost $28,566,668) $28,566,668    $             --   $             --    $             --    $             --

Bond Fund,
   3,218,372 shares at net asset value of
   $10.20 per share (cost $33,350,155)         --          32,817,209                 --                  --                  --

High Income Fund,
   759,980 shares at net asset value of
   $9.41 per share (cost $7,551,359)           --                  --          7,153,716                  --                  --

Balanced Fund,
   3,559,166 shares at net asset value of
   $18.42 per share (cost $67,934,389)         --                  --                             65,574,867                  --

Growth and Income Stock Fund,
   1,657,149 shares at net asset value of
   $28.73 per share (cost $49,839,176)         --                  --                 --                              47,609,342
                                       ----------          ----------         ----------          ----------          ----------
     Total assets                      28,566,668          32,817,209          7,153,716          65,574,867          47,609,342
                                       ----------          ----------         ----------          ----------          ----------
Liabilities:
Accrued adverse mortality and
   expense charges                         27,358              30,018              6,608              59,372              43,686
                                       ----------          ----------         ----------          ----------          ----------
     Total liabilities                     27,358              30,018              6,608              59,372              43,686
                                       ----------          ----------         ----------          ----------          ----------
     Net assets                       $28,539,310         $32,787,191         $7,147,108         $65,515,495         $47,565,656
                                       ==========          ==========         ==========          ==========          ==========
Contract owners' equity:
Contracts in accumulation period
    (note 5)                          $28,539,310         $32,782,466         $7,144,428         $65,469,746         $47,524,273
Contracts in annuity period
    (note 2 and note 5)                        --               4,725              2,680              45,749              41,383
                                       ----------          ----------         ----------          ----------          ----------
     Total contract owners' equity    $28,539,310         $32,787,191         $7,147,108         $65,515,495         $47,565,656
                                       ==========          ==========         ==========          ==========          ==========
     Total units outstanding
       (note 5 and note 6)              2,766,278           2,970,180            696,312           6,882,972           5,523,431
                                       ==========          ==========         ==========          ==========          ==========
     Net asset value per unit              $10.32              $11.04             $10.26               $9.52               $8.61
                                       ==========          ==========         ==========          ==========          ==========

See accompanying notes to financial statements.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Assets and Liabilities, continued
                                December 31, 2001


                                         Capital
                                      Appreciation           Mid-Cap            Emerging          International         Global
                                          Stock               Stock              Growth               Stock           Securities
Assets:                                Subaccount          Subaccount          Subaccount+         Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)

Capital Appreciation Stock Fund,
  1,720,734 shares at net asset value of
  $20.70 per share (cost $39,690,042) $35,616,886    $             --   $             --    $             --    $             --

Mid-Cap Stock Fund,
   1,478,728 shares at net asset value of
   $13.94 per share (cost $20,082,952)                     20,614,992                 --                  --                  --

Emerging Growth Fund,
   1,229,914 shares at net asset value of
   $6.24 per share (cost $8,500,039)           --                              7,676,747                  --                  --

International Stock Fund,
   390,729 shares at net asset value of
   $7.89 per share (cost $3,362,405)           --                  --                 --           3,084,301                  --

Global Securities Fund,
   283,936 shares at net asset value of
   $8.91 per share (cost $2,560,333)           --                  --                 --                  --           2,529,615
                                       ----------          ----------          ---------           ---------           ---------
     Total assets                      35,616,886          20,614,992          7,676,747           3,084,301           2,529,615
                                       ----------          ----------          ---------           ---------           ---------
Liabilities
Accrued adverse mortality and
   expense charges                         32,523              18,788              6,994               2,873               2,351
                                       ----------          ----------          ---------           ---------           ---------
     Total liabilities                     32,523              18,788              6,994               2,873               2,351
                                       ----------          ----------          ---------           ---------           ---------
     Net assets                       $35,584,363         $20,596,204         $7,669,753          $3,081,428          $2,527,264
                                       ==========          ==========          =========           =========           =========
Contract owners' equity:
Contracts in accumulation period
    (note 5)                          $35,541,991         $20,562,978         $7,658,034          $3,073,325          $2,526,365
Contracts in annuity period
    (note 2 and note 5)                    42,372              33,226             11,719               8,103                 899
                                       ----------          ----------          ---------           ---------           ---------
     Total contract owners' equity    $35,584,363         $20,596,204         $7,669,753          $3,081,428          $2,527,264
                                       ==========          ==========          =========           =========           =========
     Total units outstanding
       (note 5 and note 6)              4,209,787           1,836,380          1,293,733             393,284             280,050
                                       ==========          ==========          =========           =========           =========
     Net asset value per unit               $8.45              $11.22              $5.93               $7.84               $9.02
                                       ==========          ==========          =========           =========           =========

See accompanying notes to financial statements.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                            Statements of Operations
                          Year Ended December 31, 2001


                                          Money                                   High                                Growth and
                                         Market               Bond               Income             Balanced         Income Stock
Investment income (loss):              Subaccount          Subaccount          Subaccount          Subaccount         Subaccount
                                       ----------          ----------          ----------          ----------         ----------
  Dividend income                        $378,044          $1,191,772           $425,907          $1,428,411            $408,987
  Adverse mortality and expense charges
   (note 3)                              (150,975)           (150,410)           (40,732)           (361,427)           (288,611)
                                        ---------           ---------          ---------          ----------          ----------
  Net investment income (loss)            227,069           1,041,362            385,175           1,066,984             120,376
                                        ---------           ---------          ---------          ----------          ----------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received         --                  --                 --           1,326,662             593,817
   Proceeds from sale of securities    10,690,333             745,710            359,365             823,788             657,933
   Cost of securities sold            (10,690,333)           (740,459)          (369,631)           (889,077)           (706,754)
                                        ---------           ---------          ---------          ----------          ----------
   Net realized gain (loss) on security
    transactions                               --               5,251            (10,266)          1,261,373             544,996
  Net change in unrealized appreciation
   or depreciation on investments              --            (525,937)          (397,486)         (2,357,652)         (2,256,872)
                                        ---------           ---------          ---------          ----------          ----------
   Net gain (loss) on investments              --            (520,686)          (407,752)         (1,096,279)         (1,711,876)
                                        ---------           ---------          ---------          ----------          ----------
Net increase (decrease) in net assets
  resulting from operations              $227,069            $520,676           ($22,577)           ($29,295)        ($1,591,500)
                                        =========           =========          =========          ==========          ==========


                                         Capital
                                      Appreciation           Mid-Cap            Emerging          International         Global
                                          Stock               Stock              Growth               Stock           Securities
Investment income (loss):              Subaccount          Subaccount          Subaccount+         Subaccount         Subaccount
                                       ----------          ----------          -----------         ----------         ----------
  Dividend income                         $23,947            $142,753       $         66           $     781              $4,672
  Adverse mortality and expense charges
   (note 3)                              (206,503)           (117,036)           (47,624)            (20,018)            (15,270)
                                       ----------           ---------          ---------           ---------           ---------
  Net investment income (loss)           (182,556)             25,717            (47,558)            (19,237)            (10,598)
                                       ----------           ---------          ---------           ---------           ---------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received  3,116,127             775,526                 --                  --                  --
   Proceeds from sale of securities       567,559             532,045            310,265              87,537              68,039
   Cost of securities sold               (652,542)           (533,923)          (368,075)            (95,712)            (73,681)
                                       ----------           ---------          ---------           ---------           ---------
   Net realized gain (loss) on security
    transactions                        3,031,144             773,648            (57,810)             (8,175)             (5,642)
  Net change in unrealized appreciation
   or depreciation on investments      (4,087,834)            482,505           (820,304)           (283,223)            (33,928)
                                       ----------           ---------          ---------           ---------           ---------
   Net gain (loss) on investments      (1,056,690)          1,256,153           (878,114)           (291,398)            (39,570)
                                       ----------           ---------          ---------           ---------           ---------
Net increase (decrease) in net assets
  resulting from operations           ($1,239,246)         $1,281,870          ($925,672)          ($310,635)           ($50,168)
                                       ==========           =========          =========           =========           =========

See accompanying notes to financial statements.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                       Statements of Changes in Net Assets
         Year Ended December 31, 2001 and Period Ended December 31, 2000

                                                 MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT
Operations:                                    2001                  2000*                         2001                  2000*
                                               ----                  -----                         ----                  -----
  Net investment income (loss)              $227,069                $1,555                     $1,041,362               $15,964
  Net realized gain (loss) on
   security transactions                          --                    --                          5,251                    52
  Net change in unrealized appreciation
   or depreciation on investments                 --                    --                       (525,937)               (7,010)
                                         -----------            ----------                    -----------             ---------
    Change in net assets from operations     227,069                 1,555                        520,676                 9,006
                                         -----------            ----------                    -----------             ---------
Capital unit transactions (note 5):
  Proceeds from sales of units            43,066,438               478,237                     37,219,322               618,039
  Cost of units repurchased              (15,230,239)               (3,750)                    (5,578,348)               (1,275)
  Actuarial adjustments for mortality
   experience on annuities in payment period      --                    --                              7                    --
  Annuity benefit payments                        --                    --                           (236)                   --
                                         -----------            ----------                    -----------             ---------
   Change in net assets from capital
    unit transactions                     27,836,199               474,487                     31,640,745               616,764
                                         -----------            ----------                    -----------             ---------
Increase (decrease) in net assets         28,063,268               476,042                     32,161,421               625,770
Net assets:
  Beginning of period                        476,042                    --                        625,770                    --
                                         -----------            ----------                    -----------             ---------
  End of period                          $28,539,310              $476,042                    $32,787,191              $625,770
                                         ===========            ==========                    ===========             =========


                                              HIGH INCOME STOCK SUBACCOUNT                             BALANCED SUBACCOUNT
Operations:                                    2001                  2000*                         2001                  2000*
                                               ----                  -----                         ----                  -----
  Net investment income (loss)              $385,175                $4,744                     $1,066,984               $26,698
  Net realized gain (loss) on
   security transactions                     (10,266)                 (129)                     1,261,373                   (20)
  Net change in unrealized appreciation
   or depreciation on investments           (397,486)                 (157)                    (2,357,652)               (1,870)
                                          ----------            ----------                    -----------            ----------
    Change in net assets from operations     (22,577)                4,458                        (29,295)               24,808
                                          ----------            ----------                    -----------            ----------
Capital unit transactions (note 5):
  Proceeds from sales of units             8,612,860               372,517                     72,445,293             2,675,004
  Cost of units repurchased               (1,818,753)               (1,265)                    (9,586,999)              (10,697)
  Actuarial adjustments for mortality
   experience on annuities in payment period       4                    --                             99                    --
  Annuity benefit payments                      (136)                   --                         (2,718)                   --
                                          ----------            ----------                    -----------            ----------
   Change in net assets from capital
    unit transactions                      6,793,975               371,252                     62,855,675             2,664,307
                                          ----------            ----------                    -----------            ----------
Increase (decrease) in net assets          6,771,398               375,710                     62,826,380             2,689,115
Net assets:
  Beginning of period                        375,710                    --                      2,689,115                    --
                                          ----------            ----------                    -----------            ----------
  End of period                           $7,147,108              $375,710                    $65,515,495            $2,689,115
                                          ==========            ==========                    ===========            ==========

See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Changes in Net Assets, continued
         Year Ended December 31, 2001 and Period Ended December 31, 2000


                                           GROWTH AND INCOME STOCK SUBACCOUNT                 CAPITAL APPRECIATION STOCK SUBACCOUNT
Operations:                                    2001                  2000*                         2001                  2000*
                                               ----                  -----                         ----                  -----
  Net investment income (loss)              $120,376                $9,646                      ($182,556)                ($841)
  Net realized gain (loss) on
   security transactions                     544,996                    --                      3,031,144                    --
  Net change in unrealized appreciation
   or depreciation on investments         (2,256,872)               27,038                     (4,087,834)               14,679
                                         -----------            ----------                    -----------            ----------
    Change in net assets from operations  (1,591,500)               36,684                     (1,239,246)               13,838
                                         -----------            ----------                    -----------            ----------
Capital unit transactions (note 5):
  Proceeds from sales of units            55,745,938             3,348,794                     41,214,583             2,261,073
  Cost of units repurchased               (9,968,808)               (3,776)                    (6,659,910)               (4,771)
  Actuarial adjustments for mortality
   experience on annuities in payment period     156                    --                             95                    --
  Annuity benefit payments                    (1,832)                   --                         (1,299)                   --
                                         -----------            ----------                    -----------            ----------
   Change in net assets from capital
    unit transactions                     45,775,454             3,345,018                     34,553,469             2,256,302
                                         -----------            ----------                    -----------            ----------
Increase (decrease) in net assets         44,183,954             3,381,702                     33,314,223             2,270,140
Net assets:
  Beginning of period                      3,381,702                    --                      2,270,140                    --
                                         -----------            ----------                    -----------            ----------
  End of period                          $47,565,656            $3,381,702                    $35,584,363            $2,270,140
                                         ===========            ==========                    ===========            ==========


                                                MID-CAP STOCK SUBACCOUNT                           EMERGING GROWTH SUBACCOUNT+
                                                                                                                             -
Operations:                                    2001                  2000*                         2001                  2000*
                                               ----                  -----                         ----                  -----
  Net investment income (loss)               $25,717                   $74                       ($47,558)                 $129
  Net realized gain (loss) on
   security transactions                     773,648                    (4)                       (57,810)                   --
  Net change in unrealized appreciation
   or depreciation on investments            482,505                49,535                       (820,304)               (2,987)
                                         -----------            ----------                    -----------            ----------
    Change in net assets from operations   1,281,870                49,605                       (925,672)               (2,858)
                                         -----------            ----------                    -----------            ----------
Capital unit transactions (note 5):
  Proceeds from sales of units            21,833,553             1,202,806                      9,600,137               851,564
  Cost of units repurchased               (3,767,828)               (3,208)                    (1,852,572)                 (513)
  Actuarial adjustments for mortality
   experience on annuities in payment period      35                    --                             20                    --
  Annuity benefit payments                      (629)                   --                           (353)                   --
                                         -----------            ----------                    -----------            ----------
   Change in net assets from capital
    unit transactions                     18,065,131             1,199,598                      7,747,232               851,051
                                         -----------            ----------                    -----------            ----------
Increase (decrease) in net assets         19,347,001             1,249,203                      6,821,560               848,193
Net assets:
  Beginning of period                      1,249,203                    --                        848,193                    --
                                         -----------            ----------                    -----------            ----------
  End of period                          $20,596,204            $1,249,203                     $7,669,753              $848,193
                                         ===========            ==========                    ===========            ==========

See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.


                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                 Statements of Changes in Net Assets, continued
         Year Ended December 31, 2001 and Period Ended December 31, 2000

                                            INTERNATIONAL STOCK SUBACCOUNT                       GLOBAL SECURITIES SUBACCOUNT
Operations:                                    2001                  2000*                         2001                  2000*
                                               ----                  -----                         ----                  -----
  Net investment income (loss)              ($19,237)                  $35                       ($10,598)                 $208
  Net realized gain (loss) on
   security transactions                      (8,175)                   (4)                        (5,642)                   --
  Net change in unrealized appreciation
   or depreciation on investments           (283,223)                5,118                        (33,928)                3,211
                                          ----------            ----------                     ----------             ---------
    Change in net assets from operations    (310,635)                5,149                        (50,168)                3,419
                                          ----------            ----------                     ----------             ---------
Capital unit transactions (note 5):
  Proceeds from sales of units             3,993,506               339,815                      2,925,388               129,169
  Cost of units repurchased                 (945,822)                 (300)                      (480,484)                   --
  Actuarial adjustments for mortality
   experience on annuities in payment period      22                    --                             --                    --
  Annuity benefit payments                      (307)                   --                            (60)                   --
                                          ----------            ----------                     ----------             ---------
   Change in net assets from capital
    unit transactions                      3,047,399               339,515                      2,444,844               129,169
                                          ----------            ----------                     ----------             ---------
Increase (decrease) in net assets          2,736,764               344,664                      2,394,676               132,588
Net assets:
  Beginning of period                        344,664                    --                        132,588                    --
                                          ----------            ----------                     ----------             ---------
  End of period                           $3,081,428              $344,664                     $2,527,264              $132,588
                                          ==========            ==========                     ==========             =========

See accompanying notes to financial statements.

*The data is for the period beginning November 7, 2000 (date of initial activity).

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Annuity Account (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Variable Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under variable annuity contracts (Contracts).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

(2)  Significant Accounting Policies

     Investments

     The Variable Account currently is divided into ten subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares) or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of Ultra Series Fund, a management investment company of the series type with ten funds. It is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the company or their funds by the SEC.

     Ultra Series Fund currently has ten funds available as investment options under the Contracts. It may, in the future, create additional funds or classes that may or may not be available as investment options under the Contracts. Each fund has its own investment objective and the income, gains and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from surrender value, death benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which the Company determines to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by the Company of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

     Annuity Reserves

     Annuity reserves are computed for contracts in the payout stage according to the Annuity 2000 Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the insurance company.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Contract Charges

     Surrender Charge/Contingent Deferred Sales Charge (MEMBERS Variable Annuity II only). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts.

     Annual Contract Fee. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value.

     Annual Rider Charges. The Company deducts a charge on each contract anniversary for each of two optional death benefit riders. The charge is 0.15% of the average monthly contract value for the prior contract year.

     Transfer Fee. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year.

     Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes.

     Variable Account Charges

     Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15%.

(4)  Investment Transactions

     The cost of shares purchased, including reinvestment of dividend distributions, during the year ended December 31, 2001, was as follows:

     Money Market Fund........................................$38,780,681
     Bond Fund................................................ 33,457,405
     High Income Fund.........................................  7,544,903
     Balanced Fund............................................ 66,130,955
     Growth and Income Stock Fund............................. 47,189,205
     Capital Appreciation Stock Fund.......................... 38,085,889
     Mid-Cap Stock Fund....................................... 19,416,502
     Emerging Growth Fund+....................................  8,016,426
     International Stock Fund.................................  3,118,347
     Global Securities Fund...................................  2,504,559

     +Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

(5)  Accumulation Unit Activity from Contract Transactions

     Transactions in accumulation units of each subaccount of the Variable Account for the period November 7, 2000 through December 31, 2000, and for the year ended December 31, 2001, were as follows:

                                                     Money                            High                       Growth and
                                                    Market           Bond            Income        Balanced     Income Stock
                                                  Subaccount      Subaccount       Subaccount     Subaccount     Subaccount
Units for contracts in accumulation period:
Sold                                                 47,678           60,834          37,566        271,792         346,971
Repurchased                                            (374)            (124)           (128)        (1,078)           (391)
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2000                     47,304           60,710          37,438        270,714         346,580
Sold                                              4,203,163        3,416,325         837,511      7,642,300       6,351,494
Repurchased                                      (1,484,189)        (507,283)       (178,898)    (1,034,848)     (1,179,449)
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2001                  2,766,278        2,969,752         696,051      6,878,166       5,518,625
                                                  ---------        ---------       ---------      ---------       ---------

Units for annuitized contracts:
Sold                                                     --               --              --             --              --
Repurchased                                              --               --              --             --              --
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2000                         --               --              --             --              --
Sold                                                     --              450             275          5,103           5,026
Repurchased                                              --              (22)            (14)          (297)           (220)
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2001                         --              428             261          4,806           4,806
                                                  ---------        ---------       ---------      ---------       ---------

Total units outstanding December 31, 2001         2,766,278        2,970,180         696,312      6,882,972       5,523,431
                                                  =========        =========       =========      =========       =========

                                                    Capital
                                                 Appreciation       Mid-Cap         Emerging     International     Global
                                                     Stock           Stock           Growth          Stock       Securities
Units for contracts in accumulation period:       Subaccount      Subaccount       Subaccount+    Subaccount     Subaccount
                                                  ----------      ----------       -----------    ----------     ----------
Sold                                                241,745          122,724          97,794         35,488          13,024
Repurchased                                            (503)            (328)            (60)           (32)             --
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2000                    241,242          122,396          97,734         35,456          13,024
Sold                                              4,782,979        2,077,912       1,506,849        476,238         321,843
Repurchased                                        (819,448)        (366,889)       (312,826)      (119,443)        (54,917)
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2001                  4,204,773        1,833,419       1,291,757        392,251         279,950
                                                  ---------        ---------       ---------      ---------       ---------

Units for annuitized contracts:
Sold                                                     --               --              --             --              --
Repurchased                                              --               --              --             --              --
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2000                         --               --              --             --              --
Sold                                                  5,175            3,024           2,037          1,071             107
Repurchased                                            (161)             (63)            (61)           (38)             (7)
                                                  ---------        ---------       ---------      ---------       ---------
Outstanding at December 31, 2001                      5,014            2,961           1,976          1,033             100
                                                  ---------        ---------       ---------      ---------       ---------

Total units outstanding December 31, 2001         4,209,787        1,836,380       1,293,733        393,284         280,050
                                                  =========        =========       =========      =========       =========

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                         Money Market                Bond                 High Income               Balanced
                                          Subaccount              Subaccount              Subaccount            Stock Subaccount

Unit value:                             2001       2000         2001       2000         2001       2000         2001       2000
                                        ----       ----         ----       ----         ----       ----         ----       ----
  Beginning of period                  $10.06     $10.00*      $10.31     $10.00*      $10.04     $10.00*       $9.93     $10.00*

  End of period                         10.32      10.06        11.04      10.31        10.26      10.04         9.52       9.93

Net Assets at end of period (000s)     28,539                  32,787                   7,147                  65,515

Units outstanding at end of
  period (000s)                         2,766         47        2,970         61          696         37        6,883        271

Total return1                            2.58%      0.60%**      7.08%      3.10%**      2.19%      0.40%**     (4.13%)    (0.70%)**

Investment income ratio2                 2.88%                   9.11%                  12.02%                   4.54%

Expense ratio3                           1.15%                   1.15%                   1.15%                   1.15%


                                       Growth and Income     Capital Appreciation           Mid-Cap              Emerging Growth
                                       Stock Subaccount        Stock Subaccount        Stock Subaccount            Subaccount+
                                       ----------------        ----------------        ----------------            ----------

Unit value:                             2001       2000         2001       2000         2001       2000         2001       2000
                                        ----       ----         ----       ----         ----       ----         ----       ----
  Beginning of period                   $9.76     $10.00*       $9.41     $10.00*      $10.21     $10.00*       $8.68     $10.00*

  End of period                          8.61       9.76         8.45       9.41        11.22      10.21         5.93       8.68

Net Assets at end of period (000s)     47,566                  35,584                  20,596                   7,670

Units outstanding at end of
  period (000s)                         5,523        347        4,210        241        1,836        122        1,294         98

Total return1                          (11.78%)    (2.40%)**   (10.20%)    (5.90%)**     9.89%      2.10%**    (31.68%)   (13.20%)**

Investment income ratio2                 1.63%                   0.13%                   1.40%                   0.00%

Expense ratio3                           1.15%                   1.15%                   1.15%                   1.15%


                    International Global Securities
                      Stock Subaccount Subaccount

Unit value:                             2001       2000         2001       2000
                                        ----       ----         ----       ----
  Beginning of period                   $9.72     $10.00*      $10.18     $10.00*

  End of period                          7.84       9.72         9.02      10.18

Net Assets at end of period (000s)      3,081                   2,527

Units outstanding at end of
  period (000s)                           393         35          280         13

Total return1                          (19.34%)    (2.80%)**   (11.39%)     1.80%**

Investment income ratio2                 0.04%                   0.35%

Expense ratio3                           1.15%                   1.15%

*The MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity product inception date was November 7, 2000, with all subaccounts starting with a $10.00 unit price.

**Not annualized.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

1These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

2These amounts represent dividend income, excluding capital gain distributions, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude adverse mortality and expense charges that result in direct reductions in the unit values. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3These ratios represent the annualized contract expenses of the separate account, consisting of adverse mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Other charges made directly to contract owner accounts and expenses of the underlying fund are excluded.

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
         MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity
                        Report of Independent Accountants


To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Annuity Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of CUNA Mutual Life Variable Annuity Account (comprising, respectively, the Money Market, Bond, High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Emerging Growth, International Stock and Global Securities Subaccounts for MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity) as of December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Ultra Series Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

                           CUNA Mutual Life Insurance
                                     Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 2001, 2000 and 1999

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 2000 and 1999 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, are material, as described in Note 2. The effects of such variances on the 2001 financial statements, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Schedule of Selected Financial Data, Summary Investment Schedule and Supplemental Investment Risks Interrogatories (collectively "Supplemental Schedules") as of December 31, 2001 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the Supplemental Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2001 and for the year then ended. The Supplemental Schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 2 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners Accounting Practices and Procedures Manual (effective January 1,
2001) as required by the Iowa Department of Commerce, Insurance Division. The effect of adoption is recorded as an adjustment to policyholders' surplus as of January 1, 2001.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 19, 2002

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2001 and 2000
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                       $  1,514,050                $ 1,412,213
  Unaffiliated stocks- Preferred                                                   -                          4
                        - Common                                              98,623                    133,123
  Investments in subsidiaries and affiliates                                  16,703                     14,562
  Mortgage loans on real estate                                              306,902                    340,825
  Real estate occupied by the Company - at cost, less
    accumulated depreciation (2001 - $11,435 ; 2000 - $11,044)                 5,344                      5,506
  Real estate held for the production of income - at cost, less
    accumulated depreciation (2001 -  $22,424; 2000 - $24,939)                45,994                     58,306
  Policy loans                                                               101,275                    103,054
  Other invested assets                                                       19,461                     19,780
  Receivable for securities                                                    3,164                      6,332
  Cash and short-term investments                                             38,329                     48,715
--------------------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,149,845                  2,142,420

Premiums receivable                                                           20,148                     17,984
Accrued investment income                                                     24,779                     25,537
Electronic data processing equipment at cost, less
  accumulated depreciation (2001 - $6,554 ; 2000 - $5,792)                     1,703                      2,367
Receivable from affiliates                                                     9,640                     12,901
Federal income taxes (including deferred income taxes)                        13,942                          -
Other assets                                                                   6,599                      1,680
Assets held in separate accounts                                           3,159,695                  2,935,817
--------------------------------------------------------------------------------------------------------------------------

Total admitted assets                                             $        5,386,351             $    5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                         $        1,625,718            $     1,613,466
     Accident and health contracts                                            17,413                     15,543
Liability for deposit-type contracts                                         252,911                    243,639
  Policy and contract claims                                                  17,135                     11,808
  Other policyholders' funds:
     Dividends payable to policyholders                                       26,730                     25,919
     Premiums received in advance                                                959                        687
  Payable to affiliates                                                       20,140                     17,305
  Amounts held for others                                                     21,215                     19,647
  Commissions, expenses, taxes, licenses and fees accrued                     24,852                     19,000
  Asset valuation reserve                                                     50,364                     64,506
  Loss contingency reserve for investments                                         -                      6,940
  Federal income taxes due and accrued                                        16,399                     16,392
  Note payable                                                                 1,291                      1,300
  Payable for securities                                                           -                      4,787
  Other liabilities                                                            4,791                        918
  Liabilities held in separate accounts                                    3,081,684                  2,857,907
--------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                          5,161,602                  4,919,764
--------------------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total surplus                                                                224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                     $        5,386,351            $     5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000               1999
--------------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                  $         730,687   $     789,859    $      769,932
    Accident and health contracts                                          37,061          27,553            21,892
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income                                                   143,863         144,656           148,915
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        30,516          29,088            22,723
  Other income                                                              7,303           8,138             6,362
--------------------------------------------------------------------------------------------------------------------------

Total income                                                              965,921       1,049,298         1,016,779
--------------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              183,351         228,442           224,978
  Surrender benefits                                                      265,345         250,527           207,924
  Interest on deposit-type contracts                                       15,989               -                 -
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                                    -          44,756            41,862
  Other benefits to policyholders and beneficiaries                        22,463          20,722            20,494
  Increase (decrease) in policy reserves - life and annuity
    contracts and accident and health insurance                            14,087        (36,817)          (21,727)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                     -           4,536             6,271
  Other expenses                                                            (836)             939               902
  General insurance expenses                                               79,431          66,950            64,451
  Insurance taxes, licenses, fees and commissions                          58,361          64,754            59,186
  Net transfers to separate accounts                                      290,787         365,538           367,835
--------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                               928,978       1,010,347           972,176
--------------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 36,943          38,951            44,603
Dividends to policyholders                                                 26,628          25,793            25,107
--------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   10,315          13,158            19,496
Federal income taxes                                                        3,071           6,762             7,802
--------------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           7,244           6,396            11,694
Net realized capital gains (losses), net of federal income taxes of
     $3,202 in 2001, $(3,252) in 2000 and $4,273 in 1999 and
     interest maintenance reserve transfers of $3,470 in 2001,
     $(6,579) in 2000 and $(1,054) in 1999                                  1,670           (616)             7,099
--------------------------------------------------------------------------------------------------------------------------

Net income                                                      $           8,914   $       5,780    $       18,793
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                           $  218,942     $   222,502       $   205,757
--------------------------------------------------------------------------------------------------------------------------

Additions (deductions):
  Net income                                                                8,914           5,780            18,793
  Change in unrealized gains (losses) on investments:
     Affiliated                                                             2,140           3,256             3,021
     Unaffiliated                                                        (15,165)         (3,927)             2,548
  Change in asset valuation reserve                                        14,142         (7,744)           (8,367)
  Change in net deferred income tax                                         (820)               -                 -
  Change in nonadmitted assets                                           (10,738)         (3,287)               749
  Change in surplus of separate accounts                                     (46)           9,397                76
  Change in separate account seed money                                         -         (9,891)              (77)
  Change in reserve due to change in valuation basis                          233               -                 -
  Change in loss contingency reserve for investments                            -         (1,140)                 -
  Cumulative effect of changes in accounting principles                     7,146           3,994                 -
  Other, net                                                                    1               2                 2
--------------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                  5,807         (3,560)            16,745
--------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                 $  224,749   $     218,942    $      222,502
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)
--------------------------------------------------------------------------------------------------------------------------
                                                                         2001               2000             1999
--------------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                  $         729,337   $     787,831    $      767,942
    Accident and health contracts                                          36,813          27,567            22,298
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income received                                          148,788         146,819           154,266
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        28,595          28,847            22,712
  Other income                                                              8,429           7,991             5,282
--------------------------------------------------------------------------------------------------------------------------

Total provided from operations                                            968,453       1,049,059         1,019,455
--------------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 58,906          56,768            50,226
  Surrender benefits                                                      265,345         250,527           207,924
  Other benefits to policyholders paid                                    154,806         235,842           236,415
  Commissions, other expenses and taxes paid, excluding federal
   income taxes                                                           134,282         128,127           119,767
  Dividends paid to policyholders                                          25,818          25,116            24,380
  Federal income taxes paid                                                 6,266           3,000             1,194
  Net transfers to separate accounts                                       88,305         373,669           378,471
  Interest paid on defined benefit plans                                      917             924               902
  Other                                                                         -          10,000                77
--------------------------------------------------------------------------------------------------------------------------

Total used in operations                                                  934,645       1,083,973         1,019,356
--------------------------------------------------------------------------------------------------------------------------

Net cash provided from (used in) operations                                33,808        (34,914)                99
--------------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds and notes                                                       589,751         967,131           826,675
    Stocks                                                                 62,469          20,464            37,955
    Mortgage loans on real estate                                          32,971          36,355            29,034
    Real estate                                                             7,352             565             6,427
    Other invested assets                                                     278           1,138             1,091
    Net loss on cash and short-term investments                             (317)           (124)                 -
    Miscellaneous proceeds                                                      -           1,427                 -
--------------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                                 692,504       1,026,956           901,182
--------------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       694,297         883,013           819,514
    Stocks                                                                 39,828          79,941            26,969
    Mortgage loans on real estate                                             600          56,498            48,571
    Investment real estate                                                  3,133           3,850             5,471
    Other cash used                                                         3,456           5,602             3,165
--------------------------------------------------------------------------------------------------------------------------

Total investments acquired                                                741,314       1,028,904           903,690
 Decrease (increase) in policy loans and premium notes                    (1,779)           1,223               262
--------------------------------------------------------------------------------------------------------------------------

Net cash used in investments                                             (47,031)         (3,171)           (2,770)
--------------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:
     Other cash provided (applied), net                                     2,837           (718)            15,449
--------------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (10,386)        (38,803)            12,778
Cash and short-term investments at beginning of year                       48,715          87,518            74,740
--------------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                  $          38,329   $      48,715    $       87,518
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2001 and 2000
--------------------------------------------------------------------------------

(1)      Nature of Business

          CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. CMIA Wisconsin, Inc. owns 100% of League Insurance Agency, Inc.

          The Company is authorized to sell insurance in the District of Columbia and all states except New York. No jurisdiction has a significant concentration of business.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains (losses) on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP which are based on reasonably conservative estimates of mortality, interest, expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities, if any, are carried on the statutory financial statements at their amortized cost versus at the estimated fair value of the contract;

                  Prior to 2001, deferred federal income taxes were not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities; beginning in 2001, deferred taxes are provided but are subject to certain limitations;

                  "Nonadmitted assets" (principally, deferred income taxes in 2001, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition of gains and losses;

                  Prior to 2001, reserves established for potential bond and mortgage loan defaults or real estate impairments were recorded as liabilities by direct charges to unassigned surplus;

                  Prior to 2001, pension cost was equal to the amount to be funded in accordance with accepted actuarial cost methods. Beginning in 2001, pension costs are recognized on an accrual basis excluding non-vested benefits. Non-vested postretirement benefits are also not recognized;

                  Dividends payable are established for amounts in excess of the amount earned on the balance sheet date;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on certain investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         Reconciliations of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31, 2000 and 1999 are as follows (000s omitted):

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                                                                                              Revised
                              Net income
         Statutory net income                                                             $   5,781             $  18,793
         Adjustments:
              Federal income taxes                                                           (5,286)                  885
              Deferred policy acquisition costs                                              19,772                10,637
              Insurance reserves                                                             (3,473)               (7,733)
              Investments                                                                    (9,947)                  822
              Pension benefits                                                                   38                  (256)
              Other                                                                           6,538                 4,593
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP net income                                                                  $  13,423             $  27,741
         ====================================================== =================== ===================== ================

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                Surplus                                                                       Revised
                                -------

         Statutory surplus                                                                 $218,942              $222,502
         Adjustments:
              Federal income taxes                                                           (5,987)                9,840
              Deferred policy acquisition costs                                             216,917               210,737
              Insurance reserves                                                            (96,177)             (101,429)
              Investments                                                                    64,814                14,552
              Employee benefits                                                             (20,636)              (19,996)
              Dividends payable to policyholders                                             12,930                12,595
              Unearned revenues                                                             (45,621)              (51,013)
              Other                                                                          (8,181)                6,215
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP surplus                                                                      $337,001              $304,003
         ====================================================== =================== ===================== ================

         The effects of these variances on net income and surplus at December 31, 2001, although not determined as of this date, are presumed to be material.

                  Investments

         Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC).

o          Bonds and notes are generally stated at amortized cost.
           Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.
o          Preferred stocks are stated at cost.
o The Company's investments in subsidiaries primarily supporting the Company's operations are stated at the Company's share of the underlying net equity of the investment, adjusted for assets which are nonadmitted for statutory accounting. The common stock of an affiliate that has significant ongoing operations, other than holding assets primarily for the benefit of the Company, is stated at its audited GAAP equity. Changes in carrying amounts are reported directly in unassigned surplus.
o Mortgage loans on real estate are carried at the aggregate unpaid principal balance.
o          Unaffiliated common stocks are stated at market value.
o Real estate acquired in satisfaction of debt and held for the production of income is carried at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure, net of accumulated depreciation, less adjustments for other than temporary impairments, which are reflected as adjustments in the cost basis. Real estate occupied by the Company is carried at depreciated cost.
o Short-term investments are reported at amortized cost, which approximates market value.
o Investments in limited partnerships are included in other invested assets and are carried at their GAAP equity basis.
o          Policy loans are stated at their unpaid principal balances.

         Investment income is recognized as earned. Investment income includes amortization of premiums and accretion of discounts on an effective-yield basis. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. Charges for other than temporary declines in net realizable value are recognized in net realized capital gains and losses and the costs of the investments are reduced to their estimated fair values. Unrealized investment gains and losses are included in unassigned surplus, net of deferred income taxes.

                  Cash and Short-term Investments

         Cash and short-term investments includes cash on hand, deposits in financial institutions, and money market mutual funds, and certificates of deposit and short-term investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         The Company uses the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table with interest rates of 3.5% to 5.5% for policies issued after 1987. For older policies, reserves were recorded using the 1958 C.S.O. table with interest rate assumptions ranging from 2.5% to 5.0%, the American Experience table with 2.5% to 4% interest, and the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method (CARVM) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Interest rate assumptions range from 2.5% to 10.0%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Deposits received on certain annuity contracts are credited directly to a liability account in 2001. In 2000 and prior years such deposits were recorded as revenue with a corresponding offset to benefits.

                  Income Tax

         Effective January 1, 2001 the Company adopted the required methodology of Statement of Statutory Accounting Principles (SSAP) No. 10, Accounting for Income Taxes. SSAP No. 10 requires that deferred income taxes are recognized, subject to an admissibility test, representing the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. The expected tax effects are computed at the current federal tax rates.

         Deferred income taxes are not provided for in the 2000 financial statements.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to unassigned surplus.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. For 2000, the Company recorded pension expense equal to the amount funded. For 2001, pension expense is recognized on an accrual basis excluding non-vested benefits.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. Periodic net pension expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset. Costs related to non-vested pension benefits are not recorded and prepaid expenses must be treated as nonadmitted;

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities, if any, are stated at their amortized cost and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value, with the exception of assets supporting certain funding agreements, which are held at amortized cost. Separate account liabilities are accounted for in a manner similar to other policy reserves.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets other than those supporting funding agreements are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and policy and claim reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts effective January 1, 2000. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to policyholders' surplus. The effect of the change on 2000 net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC developed a codification of Statements of Statutory Accounting Principles (SSAPs) which was adopted by the Insurance Department and made effective January 1, 2001. Accounting changes adopted to conform to the SSAPs have been reported as a cumulative effect adjustment to policyholders' surplus on the effective date. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively to all prior periods. The change in accounting principle resulted in an increase to unassigned surplus of $7,146,000. The most significant adjustments included net deferred tax assets of $14,000,000, increased liabilities for pensions and other employee benefits of $2,398,000, nonadmitted receivables of approximately $2,981,000 and various investment adjustments decreasing surplus by $995,000.

         Prescribed statutory accounting practices include the NAIC SSAPs, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. In general, Iowa's insurance regulations prescribe that assets held in separate accounts must be reflected at fair value. During 2001, the Company received written approval from the Insurance Department to record fixed maturity securities which support certain funding agreements at their amortized cost in the separate accounts. Policyholders' surplus is $734,000 lower as of December 31, 2001 as a result of this permitted practice.

                  Reclassifications

         Certain amounts in the 2000 statutory financial statements have been reclassified to conform with the 2001 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in bonds and notes as of December 31, 2001 and 2000, are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2001                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         U.S. government                                  $  144,220      $   2,214      $  (3,067)      $   143,367
         All other governments                               117,655            622         (2,676)          115,601
         States, territories and
            Possessions                                       20,294            703              -            20,997
         Special revenue and special
            assessment obligations                           133,548          2,842         (1,068)          135,322
         Public utilities                                    108,075          4,587           (198)          112,464
         Industrial and miscellaneous                        990,258         34,758        (10,080)        1,014,936
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,514,050        $45,726       $(17,089)       $1,542,687
         ============================================ =============== =============== =============== ===============

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2000                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         U.S. government                                 $    68,495       $  1,353    $       ( 3)     $     69,845
         All other governments                               100,351          1,208              -           101,559
         States, territories and
            Possessions                                       14,945            587              -            15,532
         Special revenue and special
            assessment obligations                           145,666          1,890           (413)          147,143
         Public utilities                                    121,632          2,548         (1,135)          123,045
         Industrial and miscellaneous                        961,124         21,998        (19,959)          963,163
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,412,213        $29,584       $(21,510)       $1,420,287
         ============================================ =============== =============== =============== ===============

         The statement value and estimated fair value of bonds and notes as of December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

         ============================================================== ====================== ======================

                                                                              Statement              Estimated
         (000s omitted)                                                         Value               Fair Value
         -------------------------------------------------------------- ---------------------- ----------------------
         Due in one year or less                                               $   115,003            $   116,600
         Due after one year through five years                                     495,407                510,269
         Due after five years through ten years                                    218,830                221,510
         Due after ten years                                                        45,628                 45,744
         -------------------------------------------------------------- ---------------------- ----------------------
         Subtotal                                                                  874,868                894,123
         Mortgage-backed and other structured securities                           639,182                648,564
         -------------------------------------------------------------- ---------------------- ----------------------

         Total bonds and notes                                                 $ 1,514,050            $ 1,542,687
         ============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $389,728,000, $803,896,000, and $574,495,000 during 2001, 2000 and 1999, respectively. Gross gains of approximately $10,701,000, $3,414,000, and $4,163,000 and gross losses of approximately $9,370,000, $16,927,000, and $6,240,000 were realized on those sales in 2001, 2000 and 1999, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2001                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         Common stock                                       $103,516        $10,507       $(15,400)          $98,623
         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2000                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Common stock                                       $114,733        $23,349        $(4,959)         $133,123
         Preferred stock                                           4         -               -                     4
         ============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $44,912,000, $20,464,000 and $37,955,000 during 2001, 2000 and 1999 respectively. Gross gains of approximately $14,311,000, $6,257,000, and $11,792,000 and gross losses of approximately $2,145,000, $1,497,000, and $920,000 were realized on those sales in 2001, 2000, and 1999 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major market are not greater than 15% of the aggregate mortgage loan portfolio balance and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2001 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 16%.

         A loss contingency reserve of approximately $1,552,000 was provided for mortgage loans on real estate as of December 31, 2000. Upon adopting of the SSAPs in 2001 as described in Note 2, the Company eliminated the prior year reserve balance. The carrying value of the impaired mortgage loan was reduced by $1,552,000 to its expected realizable value. The Company has no other impaired loans.

                  Assets Designated

         Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Insurance Department. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The statement value of assets designated pursuant to Iowa law and other states for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

         ============================================================== ====================== ======================

                                                                                2001                   2000
         -------------------------------------------------------------- ---------------------- ----------------------
         Bonds and notes and short-term investments                             $1,420,384             $1,349,726
         Mortgage loans on real estate                                             306,902                340,825
         Policy loans                                                              101,275                103,054
         -------------------------------------------------------------- ---------------------- ----------------------

         Total assets designated                                                $1,828,561             $1,793,605
         ============================================================== ====================== ======================

                  Net Investment Income

         Sources of net investment income for the years ended December 31 are as follows (000s omitted):

         ================================================ =================== =================== ===================

                                                                 2001                2000                1999
         ------------------------------------------------ ------------------- ------------------- -------------------
         Bonds and notes                                        $104,935            $111,770            $112,788
         Stocks                                                    1,671               1,325               1,431
         Mortgage loans on real estate                            27,716              27,994              27,133
         Real estate                                              10,414               9,785               9,486
         Policy loans                                              6,783               6,905               6,609
         Other invested assets                                      (169)              2,174               2,060
         Cash and short-term investments                           2,099               4,293               4,700
         Derivative financial instruments                          2,845              (6,566)             (3,190)
         Other                                                       203                (254)                232
         ------------------------------------------------ ------------------- ------------------- -------------------
              Gross investment income                            156,497             157,426             161,249
         Less investment expenses                                 12,634              12,770              12,334
         ------------------------------------------------ ------------------- ------------------- -------------------

         Net investment income                                  $143,863            $144,656            $148,915
         ================================================ =================== =================== ===================

         Investment expenses include salaries, brokerage fees, securities custodial fees, and real estate expenses.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of approximately $722,000, $616,000, and $1,077,000 in 2001, 2000 and
         1999, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


         ====================================================== ================= ================= =================

         ------------------------------------------------------ ----------------- ----------------- -----------------
         Bonds and notes                                             $   (244)         $(13,253)          $(1,730)
         Stocks                                                        11,420             4,760            10,872
         Mortgage loans on real estate                                      -               317                 5
         Real estate                                                      589               154             1,172
         Derivative financial instruments                              (3,421)           (2,425)           -
         ------------------------------------------------------ ----------------- ----------------- -----------------
                                                                        8,344           (10,447)           10,319
         Less:
            Capital gains tax                                           3,202            (3,252)            4,273
            Transfer to interest maintenance
               reserve                                                  3,472            (6,579)           (1,053)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Net realized capital gains (losses)                          $ 1,670          $   (616)         $  7,099
         ====================================================== ================= ================= =================


                  Net Unrealized Investment Gains (Losses)


         The components of the change in net unrealized investment gains (losses) included in unassigned surplus as of December 31 are shown in the table below (000s omitted). This includes unrealized foreign exchange gains (losses). Deferred taxes on unrealized gains (losses) are provided beginning in 2001 after adoption of the SSAPs.


         ================================================================= =================== =====================

                                                                                  2001                 2000
         ----------------------------------------------------------------- ------------------- ---------------------
         Bonds and notes                                                         $   (3,764)       $    (2,094)
         Common stocks of affiliates                                                   2,140             3,257
         Commons stocks unaffilated                                                  (23,282)           (1,931)
         Other                                                                         3,366                97
         Deferred income taxes                                                         8,515                 -
         ----------------------------------------------------------------- ------------------- ---------------------

         Net unrealized investment losses                                        $   (13,025)      $      (671)
         ================================================================= =================== =====================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, foreign currency futures, interest rate swaps, total return swaps, and options.


         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities. To manage interest rate exposure in the Separate Accounts, the Company periodically invests in long interest rate futures positions to hedge the gap between receipt of deposits and investment of the funds. Also consistent with its overall risk strategy, the Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure to securities investments denominated in foreign currencies.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counter-party at each due date.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In 2000, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The foreign equity swap agreement terminated in February of 2001. In 2000, the Company entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. The corporate bond index swap agreement terminated in November 2001. Also consistent with its asset allocation strategy, the Company entered into a commercial mortgage backed securities swap in 2001. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one of the counter-parties at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on an exchange and have little or no counter-party risk.

        =============================================== ================= ================ =============== ===============

                      December 31, 2001                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $         -       $   25,000        $        -       $    254
        Financial futures                                          271        43,229                363            92
        Purchased option contracts                               3,046        12,514              1,469             -
        Written option contracts                                (3,305)      (12,514)                -          1,567
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial  instruments         $           12    $   68,229       $      1,832      $  1,913
        =============================================== ================= ================ ================ ==============

        =============================================== ================= ================ =============== ===============

                      December 31, 2000                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $         -       $    85,000        $   679          $   915
        Financial futures                                         406         104,445          1,570            1,164
        Purchased option contracts                                401           1,596            376               -
        Written option contracts                                 (438)         (1,596)             -              453
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial instruments          $         369      $  189,445         $2,625           $2,532
        =============================================== ================= ================ ================ ==============

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):

         ================================================================== ==================== ====================
                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Cost:
            Real estate held for the production of income                             $68,418              $83,246
            Real estate occupied by the Company                                        16,779               16,549
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                       85,197               99,795
         Less accumulated depreciation                                                 33,859               35,983
         ------------------------------------------------------------------ -------------------- --------------------

         Total real estate                                                            $51,338              $63,812
         ================================================================== ==================== ====================

         Real estate is being depreciated using the straight-line basis over the useful lives of the assets. A loss contingency reserve of approximately $5,086,000 at December 31, 2000, was provided for potential impairments of investment real estate. As a result of the adoption of the SSAPs, the reserve was recorded as an impairment in 2001.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2001 and 2000, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. (CMIA) and 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor.

         In 2000, the Company contributed $5,500,000 of capital to CMIA which acquired League Insurance Agency Inc., for $5,500,000, including goodwill of $4,637,000. The acquisition was accounted for as a statutory purchase. The carrying value of CMIA includes unamortized goodwill of $4,019,000 and $4,482,000 as of December 31, 2001 and 2000,
         respectively. CMIA recognized amortization expense of $463,000 in 2001 and $155,000 in 2000.

(4)      Income Tax

         The Company files a consolidated life-nonlife federal income tax return with its 100% owned subsidiaries (referenced in Note 1). The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each Company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         Income tax expense attributable to income from operations and capital gain is as follows (000s omitted):

         =============================================================== ============== == ============== == ==============

                                                                             2001              2000              1999
         --------------------------------------------------------------- -------------- -- -------------- -- --------------
         Federal income tax expense on operations                              $3,071        $  6,762          $  7,802
         Federal income tax expense (benefit) on capital
            gains (losses)                                                     (3,253)          4,273             3,202
         --------------------------------------------------------------- -------------- -- -------------- -- --------------

         Federal income tax expense                                            $6,273          $ 3,509           $12,075
         =============================================================== ============== == ============== == ==============


         The 2001 change in net deferred income tax is comprised of the following (000s omitted):

         ======================================================= =================== == ================= == ===============

                                                                      Dec. 31, 2001         Jan. 1, 2001        Change
         ------------------------------------------------------- ------------------- -- ----------------- -- --------------
         Total deferred tax assets                                     $ 53,468              $50,934            $ 2,534
         Total deferred tax liabilities                                 (20,273)             (25,434)             5,161
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------
         Net deferred tax asset                                        $ 33,195              $25,500              7,695
         ======================================================= =================== == ================= == ===============
         Tax effect of unrealized losses                                                                         (8,515)
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------

         Change in net deferred income tax                                                                     $   (820)
         ======================================================= =================== == ================= == ===============

         In 2001, the total statutory provision for income tax expense differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes, plus gross realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ================================================================================== ==========================

                                                                                                  2001
         ---------------------------------------------------------------------------------- --------------------------
         Tax expense computed at federal corporate rate                                          $6,530
         Meals and entertainment                                                                    100
         Tax exempt investment income                                                            (1,185)
         Mutual life insurance company differential earnings tax                                  1,800
         Income tax benefit related to prior year                                                (3,149)
         Other                                                                                    2,997
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         Federal income tax expense                                                              $6,273
         Change in net deferred income taxes                                                        820
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         In 2000 and 1999, income tax expense attributable to operations differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before federal income taxes and net realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ============================================================================ ============= ===============

                                                                                          2000           1999
         ---------------------------------------------------------------------------- ------------- ---------------
         Tax expense computed at federal corporate rate                                 $ 4,605         $ 6,824
         Tax exempt investment income                                                    (2,210)         (2,959)
         Mutual life insurance company differential earnings tax                          3,540           3,276
         Deferred policy acquisition costs                                                  884             870
         Book and tax reserve change                                                       (721)           (527)
         Income tax benefit related to prior year                                          (763)           (979)
         Other                                                                            1,427           1,297
         ---------------------------------------------------------------------------- ------------- ---------------

         Federal income tax expense on operations                                       $ 6,762         $ 7,802
         ============================================================================ ============= ===============


         The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities are as follows (000s omitted):

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax assets:

         Deferred acquisition costs                                                    $ 13,987               $ 13,178
         Reserves                                                                        23,003                 22,886
         Deferred compensation                                                            6,383                  6,302
         Investments                                                                      5,757                  5,563
         Other                                                                            4,338                  3,005
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax assets                                                  53,468                 50,934
         Nonadmitted deferred tax assets                                                (19,253)               (11,500)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Admitted deferred tax asset                                                34,215                 39,434
         --------------------------------------------------------------------- -------------------- -- ------------------

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax liabilities:

         Reserves                                                                        (4,454)                (4,412)
         Investments                                                                     (5,511)                (5,239)
         Uncollected premium                                                             (6,758)                (6,112)
         Other                                                                             (965)                  (155)
         Unrealized gains                                                                (2,585)                (9,516)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax liabilities                                           (20,273)                (25,434)
         --------------------------------------------------------------------- -------------------- -- ------------------

         Net admitted deferred tax asset                                               $ 13,942               $ 14,000
         ===================================================================== ==================== == ==================

         There are no known deferred tax liabilities not recognized.

         Income taxes incurred that are available for recoupment in the event of future losses are $6,273,000 and $2,582,000 in 2001 and 2000, respectively.

 (5)     Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims and benefit expenses incurred are as follows (000s omitted):

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Premium income:
            Direct                                                   $723,524          $780,251          $760,553
            Assumed from affiliates                                    80,293            67,405            56,846
            Ceded to affiliates                                       (29,288)          (24,368)          (20,875)
            Ceded to nonaffiliates                                     (6,781)           (5,876)           (4,700)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Premium income, net of reinsurance                          $767,748          $817,412          $791,824
         ====================================================== ================= ================= =================

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Benefit and surrender expenses:
            Direct                                                   $502,800          $576,117          $521,283
            Assumed from affiliates                                    25,524            21,508            17,977
            Ceded to affiliates                                       (54,610)          (65,585)          (57,884)
            Ceded to nonaffiliates                                     (2,555)           (1,498)             (677)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Benefit and surrender expenses, net of reinsurance          $471,159          $530,542          $480,699
         ====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of $437,845,000 and $438,286,000 at December 31, 2001 and 2000,
         respectively.

(6)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Balance as of January 1, net of reinsurance recoverables of
             $1,098 and $1,018                                                          $9,588               $8,735
         ------------------------------------------------------------------ -------------------- --------------------
         Incurred related to:
                  Current year                                                          11,949               11,166
                  Prior year                                                            (2,065)              (2,534)
         ------------------------------------------------------------------ -------------------- --------------------
                  Total incurred                                                         9,884                8,632
         ------------------------------------------------------------------ -------------------- --------------------

         Paid related to:
                  Current year                                                           4,091                4,902
                  Prior years                                                            3,387                2,877
         ------------------------------------------------------------------ -------------------- --------------------
                  Total paid                                                             7,478                7,779
         ------------------------------------------------------------------ -------------------- --------------------

         Balance as of December 31, net of reinsurance recoverables of
             $1,210 and $1,098                                                         $11,994               $9,588
         ================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,065,000 in 2001 and $2,534,000 in 2000 due to experience improvements as determined by the actuarial analyses of claim reserves.

(7)      Related Party Transactions

         The Company and CUNA Mutual Insurance Society (CMIS), entered into an agreement of permanent affiliation (the Agreement) effective beginning in 1990. The terms of the Agreement include a provision for reinsurance of each company's individual life and health business; joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market; and a provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CMIS and vice versa. These expenditures are periodically reimbursed.

         CMLIC allocated expenses of approximately $58,397,000 in 2001, $43,564,000 in 2000, and $31,048,000 in 1999 to CMIS and its
         affiliates. CMIS and its affiliates allocated expenses to the Company of approximately $80,309,000 in 2001, $61,000,000 in 2000, and
         $41,864,000 in 1999.

         The Company allocates expenses to its subsidiaries and affiliates. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

         The Company has a note receivable due from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS. The statement value of the note was $1,082,000 and $2,100,000 at 2001 and 2000, respectively, and is included in other invested assets. The Company recognized interest income of $(347,000) in 2001, $(186,000) in 2000, and $33,000 in 1999 relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $1,757,000, $2,702,000, and $2,350,000 for 2001, 2000 and 1999,
         respectively.

 (8)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Subject to discretionary withdrawal:
            With market value adjustment                                            $1,089,542           $1,046,930
            At book value less surrender charge of 5% or more                          138,541              178,991
            At market value                                                          1,874,406            1,891,902
            At book value, with minimal or no charge
              adjustment                                                               663,635              660,313
         Not subject to discretionary withdrawal                                        55,825               50,966
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                     3,821,949            3,829,102
         Reinsurance ceded                                                             350,106              356,472
         ------------------------------------------------------------------ -------------------- --------------------

         Total annuity reserves                                                     $3,471,843           $3,472,630
         ================================================================== ==================== ====================

(9)      Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2001, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(10)     Commitments and Contingencies

         The Company participates in a securities lending program to earn fee income. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2001 and 2000, the amortized cost of securities loaned by the Company totaled approximately $68,708,000 and $37,834,000, respectively. The loaned securities remain on the Company's balance sheet.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2001 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

         The Company has established a liability of $1,000,000 in 2001 and 2000 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $700,000 in 2001. Recoveries of assessments from premium taxes are generally made over a five-year period.

         The Company contracts for long-term leases, primarily for office space. At December 31, 2001, the Company was committed under non-cancelable leases with minimum rentals of approximately $2,352,000, of which $757,000 is due in 2002, $533,000 in 2003, $388,000 in 2004, $337,000
         in 2005, and $338,000 in 2006 and years thereafter. Rental expense included in the Company's operations, excluding rent expense applicable to its own buildings, amounted to approximately $1,102,000, $974,000, and $1,259,000 in 2001, 2000, and 1999, respectively.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

 (11)    Benefit Plans

         Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Effective in 2001, pension expense is recognized on an accrual basis, excluding non-vested benefits. Prior to 2001, the Company record pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost were not reflected in the statutory financial statements. Substantially all benefit plan assets are invested in the Ultra Series Fund, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The cost of post-retirement benefits other than pensions is recognized by the Company during vested employees' active working careers.

         The following table summarizes the benefit obligations, the fair value of plan assets, and the funded status of the plans at December 31, 2001 (000s omitted):

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Reconciliation of benefit obligation:

         Obligation at January 1                                                      $  59,138         $12,067
         Service cost                                                                     2,808           1,457
         Interest cost                                                                    4,076             828
         Actuarial loss                                                                   7,106           1,681
         Benefit payments                                                                (1,985)           (596)
         Plan amendments and other                                                           81           3,132
         ----------------------------------------------------------------------------------------------------------

         Obligation at December 31                                                    $  71,224         $18,569
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Reconciliation of fair value of plan assets:

         Fair value of plan assets at January 1                                       $  66,064       $       -
         Actual loss on plan assets                                                      (3,075)              -
         Employer contributions                                                           2,317             596
         Benefit payments                                                                (1,985)           (596)
         ----------------------------------------------------------------------------------------------------------

         Fair value of plan assets at December 31                                     $  63,321       $       -
         ==========================================================================================================

         Funded status:

         Funded  status at  December 31                                             $   (7,903)       $ (18,569)
         Unamortized prior service cost                                                   3,132              81
         Unrecognized loss                                                               15,068           4,479
         Unrecognized net transition liability (asset)                                   (4,929)          1,199
         ----------------------------------------------------------------------------------------------------------

         Accrued benefit asset (liability)                                          $     2,317     $    (9,759)
         ==========================================================================================================

         The accrued benefit asset for pension plans is nonadmitted.

         Benefit obligation of non-vested employees                                 $     2,633        $ 12,588
         ==========================================================================================================

                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Components of net periodic pension benefit cost:

         Service cost                                                                $    2,808       $   1,457
         Interest cost                                                                    4,076             828
         Actual loss on plan assets                                                       3,075              -
         Amortization of net unrecognized gain                                               -              504
         Amortization of prior service cost                                                  -                9
         Asset loss                                                                      (7,962)             -
         Amortization of net unrecognized
           transition obligation (asset)                                                 (1,997)            133
         ----------------------------------------------------------------------------------------------------------

         Net periodic pension benefit cost                                          $       -        $    2,931
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Weighted average assumptions as of December 31:
         Discount rate                                                                    6.5%           6.5%
         Rate of compensation increase                                                    5.0%           5.0%
         Expected long-term rate of return on plan assets                                 7.5%           8.0%

         =========================================================================== =============== ==============

         For measurement purposes, a 12.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 4.5% for 2023 and remain at that level thereafter.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other post-retirement benefit obligation as of December 31, 2001 by $2,123,000 (or $1,786,000) and the annual net periodic other post-retirement benefit cost for the year then ended by $288,000 (or $240,000).

         Financial information related to the plans for the year ended December 31, 2000 is shown below (000s omitted):

         ============================================================================ =============== ===============

                                                                                         Pension      Other Benefits
                                                                                         Benefits
                                                                                           2000            2000
         ---------------------------------------------------------------------------- --------------- ---------------
         Benefit obligation at December 31                                               $(60,926)       $(12,067)
         Fair value of plan assets at December 31                                          66,064               -
         ---------------------------------------------------------------------------- --------------- ---------------
         Funded (underfunded) status                                                        5,138         (12,067)
         Unrecognized prior service cost                                                        -               8
         Unrecognized net (gain) loss                                                     (13,640)          3,302
         Unrecognized net transition (asset) liability                                          -           1,333
         ---------------------------------------------------------------------------- --------------- ---------------
         Accrued benefit cost                                                             $(8,502)        $(7,424)
         ============================================================================ =============== ===============

         Benefit cost                                                                      $1,393          $1,586
         ============================================================================ =============== ===============

         Discount rate                                                                     7.0%            7.5%
         Expected return on plan assets                                                    7.5%            8.0%
         Rate of compensation increase                                                     5.0%            5.0%
         ============================================================================ =============== ===============

                  Defined Contribution Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $2,461,000, $1,509,000, and $1,379,000 for the years ended December 31, 2001, 2000 and 1999, respectively.


(12)     Unassigned Surplus

         Unassigned surplus as of December 31 has been increased (reduced) by the following items (000s omitted):

         ==============================================================================================================

                                                                                          2001                 2000
         --------------------------------------------------------------------------------------------------------------
         Unrealized gains (losses) on investments, net of taxes:
            Affiliated                                                               $   10,937      $    8,797
            Unaffiliated                                                                 (2,991)         15,633
         Nonadmitted assets                                                             (30,866)         (6,568)
         Separate accounts business                                                      12,110          10,234
         Asset valuation reserve                                                        (50,364)        (64,506)
         --------------------------------------------------------------------------------------------------------------

         Total decrease in unassigned surplus                                        $  (61,174)      $ (36,410)
         ==============================================================================================================

(13)     Note Payable

         The Company has an outstanding liability for borrowed money of $1,291,000 and $1,300,000 as of December 31, 2001 and 2000,
         respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California (CRA) in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in September 2001. Payments totaling approximately $55,000 annually are due through 2021.

(14)     Separate Accounts

         Separate and variable accounts held by the Company represent primarily funds that are invested for variable annuity, variable universal life, group variable annuity and funding agreement products. The assets of the accounts are carried at market value with the exception of assets backing funding agreements, which are held at book value. The funding agreements are the only separate account business which contain a rate guarantee. Information relating to the Company's separate account business is set forth in the tables below (000s omitted):

         =================================================================================================================

                                                            Guaranteed
                    December 31, 2001                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                 $   241,183      $           -              $    241,183
            At market value                                             -          2,837,465                 2,837,465
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

         Reserves with assets subject to
            discretionary withdrawal:
            At market value                                    $        -      $   2,837,465               $ 2,837,465
            With market value adjustment                          241,183                  -                   241,183
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

                                                            Guaranteed
                    December 31, 2000                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                   $       -      $           -               $         -
            At market value                                             -          2,855,242                 2,855,242
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242               $ 2,855,242
         =================================================================================================================

         Reserves with assets subject to discretionary withdrawal:
            With market value adjustment                        $       -      $     690,136              $    690,136
            At market value                                             -          2,165,106                 2,165,106
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242              $  2,855,242
         =================================================================================================================

         Premiums, considerations and
            deposits received for separate                  Guaranteed               Non-
            account policies                                 Indexed              Guaranteed                Total
         -----------------------------------------------------------------------------------------------------------------

         For the year ended December 31:
                          2001                                  $ 236,973      $     482,447               $   719,420
                          2000                                          -            611,260                   611,260
                          1999                                          -            598,417                   598,417

         =================================================================================================================

                                                              2001                      2000                 1999
         -----------------------------------------------------------------------------------------------------------------

         Transfers to separate accounts                        $  589,903       $    701,693                $  668,479
         Transfers from separate accounts                        (299,391)          (339,188)                 (300,981)
         Valuation adjustment                                         337                275                      (961)
         Prior period surplus adjustment                            3,994                  -                         -
         -----------------------------------------------------------------------------------------------------------------
         Net transfers to separate
           accounts                                            $  290,787       $    365,538                $  367,835
         =================================================================================================================

(15)     Disclosures About Fair Value of Financial Instruments

         Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on values established by the Securities Valuation Office (SVO) of the NAIC, where available. Where the SVO has not established a value for an actively traded security, the Company uses quoted market prices. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Unaffiliated Preferred and Common Stocks

         The fair values of unaffiliated preferred and common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate using discounted cash flow techniques of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Advances to Affiliates

         Fair values for notes receivable are estimated utilizing discounted cash flow analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

         ============================================ ================================= ==================================

                                                             December 31, 2001                  December 31, 2000
                                                          Carrying        Estimated         Carrying         Estimated
                                                           Amount         Fair Value         Amount         Fair Value
         -------------------------------------------- ----------------- --------------- ----------------- ----------------
         Financial instruments recorded as assets:
           Bonds and notes                                $1,514,050       $1,542,687       $1,412,213       $1,420,287
           Preferred stock                                         -                -                4                4
           Unaffiliated common stock                          98,623           98,623          133,123          133,123
           Mortgage loans on real estate                     306,902          325,562          340,825          359,979
           Cash and short-term investments                    38,329           38,329           48,715           48,715
           Derivatives                                         5,219            3,642            5,319            5,294
           Advances to affiliates                              1,082            1,082            2,090            2,090
           Separate accounts                               3,159,695        3,160,429        2,935,817        2,935,817

         Financial instruments recorded as liabilities:
           Derivatives                                        (3,305)          (1,567)            (438)            (453)
           Investment-type contracts                      (1,193,606)      (1,181,634)      (1,207,273)      (1,194,767)
           Separate accounts                              (3,081,684)      (3,147,585)      (2,857,907)      (2,925,583)
           Note payable                                       (1,291)          (1,105)          (1,300)          (1,105)

         Off-balance sheet financial instruments:
           Derivatives                                             -             (254)               -             (237)
         ============================================ ================= =============== ================= ================

CUNA MUTUAL LIFE INSURANCE COMPANY
Schedule of Selected Financial Data Year
Ended December 31, 2001
 (000s omitted)
--------------------------------------------------------------------------------
The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

         Investment income earned:
              Government bonds                                                          $       6,250
              Other bonds (unaffiliated)                                                       98,685
              Bonds of affiliates                                                               -
              Preferred stocks (unaffiliated)                                                   -
              Preferred stocks of affiliates                                                    -
              Common stocks (unaffiliated)                                                      1,671
              Common stocks of affiliates                                                       -
              Mortgage loans on real estate                                                    27,716
              Real estate                                                                      10,414
              Premium notes, policy loans and liens                                             6,783
              Collateral loans                                                                  -
              Cash on hand and on deposit                                                          33
              Short-term investments                                                            2,066
              Other invested assets                                                              (169)
              Derivative financial instruments                                                  2,845
              Aggregate write-in for investment income                                            203
                                                                                   -------------------
              Gross investment income                                                     $   156,497
                                                                                   ===================

         Real estate owned - book value less encumbrances                                $     51,338
                                                                                   ===================

         Mortgage loans - book value:
              Farm mortgages                                                          $         -
              Residential mortgages                                                             -
              Commercial mortgages                                                            306,902
                                                                                   -------------------
              Total mortgage loans                                                        $   306,902
                                                                                   ===================


         Mortgage loans by standing - book value:
              Good standing                                                               $   305,725
              Good standing with restructured terms                                             1,177
              Interest overdue more than three months,
                 not in foreclosure
              Foreclosure in process                                                            -
         Other long-term assets - statement value                                              14,242
         Collateral loans                                                                       -


         Bonds and stocks of parents, subsidiaries and affiliates -
           book value
              Bonds                                                                 $           -
              Preferred stocks                                                                  -
              Common stocks                                                                    16,703

         Bonds and short-term investments by class and maturity:
         Bonds by maturity - statement value
              Due within one year or less                                                $    297,379
              Over 1 year through 5 years                                                     714,341
              Over 5 years through 10 years                                                   447,317
              Over 10 years through 20 years                                                   61,127
              Over 20 years                                                                    28,512
                                                                                   -------------------
              Total by maturity                                                           $ 1,548,676
                                                                                   ===================


         Bonds by class - statement value
              Class 1                                                                     $ 1,161,560
              Class 2                                                                         284,293
              Class 3                                                                          76,873
              Class 4                                                                          12,475
              Class 5                                                                          12,297
              Class 6                                                                           1,178
                                                                                   -------------------
              Total by class                                                              $ 1,548,676
                                                                                   ===================


              Total bonds publicly traded                                                 $ 1,297,050
              Total bonds privately placed                                                    251,626

         Preferred stocks - statement value                                                     -
         Common stocks - market value                                                         115,326
         Short-term investments - book value                                                   34,627
         Financial options owned - statement value                                              5,219
         Financial options written and in force - statement value                               -
         Financial futures contracts open - current price                                       -
         Cash on deposit                                                                        3,702

         Life insurance in force:
              Industrial                                                                        -
              Ordinary                                                                     12,181,292
              Credit life                                                                       -
              Group life                                                                    3,270,787

         Amount of accidental death insurance in force under ordinary policies
                                                                                              416,784

         Life insurance policies with disability provisions in force:
              Industrial                                                                        -
              Ordinary                                                                      4,674,280
              Credit life                                                                       -
              Group life                                                                           40

         Supplementary contracts in force:
              Ordinary - not involving life contingencies                                       -
              Amount on deposit                                                                58,614
              Income payable                                                                    9,202

         Ordinary - involving life contingencies
              Income payable                                                                    4,950

         Group - not involving life contingencies
              Amount of deposit                                                                 -
              Income payable                                                                    -

         Group - involving life contingencies
              Income payable                                                                    -

         Annuities:
              Ordinary
                 Immediate - amount of income payable                                           2,099
                 Deferred - fully paid - account balance                                      446,413
                 Deferred - not fully paid - account balance                                2,078,781


              Group
                 Immediate - amount of income payable                                           -
                 Fully paid account payable                                                     -
                 Not fully paid - account balance                                               -

         Accident and health insurance - premiums in force:
              Ordinary                                                                          3,996
              Group                                                                            37,432
              Credit                                                                            -

         Deposit funds and dividend accumulations:
              Deposit funds - account balance                                                     604
              Dividend accumulations - account balance                                        163,400

         Claim payments 2001:
              Group accident and health - year ended December 31
              2001                                                                              3,751
              2000                                                                              2,300
              1999                                                                                234
              1998                                                                                215
              1997                                                                                 16
              Prior                                                                                86

         Other accident and health
              2001                                                                                341
              2000                                                                                247
              1999                                                                                 86
              1998                                                                                 56
              1997                                                                                 22
              Prior                                                                               102


         Other coverages that use developmental methods to
           calculate claims reserves
              2001                                                                              -
              2000                                                                              -
              1999                                                                              -
              1998                                                                              -
              1997                                                                              -
              Prior                                                                             -

         See accompanying independent accountants' report.

CUNA MUTUAL LIFE INSURANCE COMPANY
Summary Investment Schedule
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Bonds:
     U.S. treasury securities                                                       $ 52,376                   $ 52,376
     U.S. government agency and corporate obligations
      (excluding mortgage-backed securities)
           Issued by U.S. government agencies                                              -
           Issued by U.S. government sponsored agencies                               60,179                     60,179
     Foreign government (including Canada, excluding
     mortgage-backed securities)                                                      93,174                     93,174
     Securities issued by states, territories and possessions
     and political subdivisions in the U.S.:
         States, territories and possessions general                                       -                     20,294
         obligations
         Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations                                                                      -                           -
         Revenue and assessment obligations                                            3,050                      3,050
         Industrial development and similar obligations                                    -                          -
     Mortgage-backed securities (includes residential and
     commercial MBS):
        Pass-through securities:
           Guaranteed by GNMA                                                         15,478                     15,478
           Issued by FNMA and FHLMC                                                   60,592                     60,592
           Privately issued                                                          215,411                    215,411
        CMOs and REMICs:
           Issued by FNMA and FHLMC                                                   74,581                     74,581
           Privately issued and collateralized by MBS issued
           or guaranteed by GNMA, FNMA or  FHLMC                                       2,523                      2,523
          All other privately issued                                                 249,674                    249,674
  Other debt and other fixed income securities (excluding  short term):
     Unaffiliated domestic securities
     (includes credit tenant loans rated By the SVO)                                 617,185                    616,372
     Unaffiliated foreign securities                                                  70,640                     50,345
     Affiliated securities                                                             1,082                      1,082



                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Equity interests:
     Investments in mutual funds                                                      73,330                     62,557
     Preferred stocks                                                                      -                          -
     Publicly traded equity securities
     (excluding preferred stocks):
        Affiliated                                                                         -                          -
        Unaffiliated                                                                  30,186                     36,066
     Other equity securities:
        Affiliated                                                                    16,703                     16,703
        Unaffiliated                                                                  13,160                     13,160
     Other equity interests including tangible personal property under lease:
        Affiliated                                                                         -                          -
        Unaffiliated                                                                       -                          -
  Mortgage loans:
     Construction and land development                                                     -                          -
     Agricultural                                                                          -                          -
     Single family residential properties                                                  -                          -
     Multifamily residential properties                                                    -                          -
     Commercial loans                                                                306,902                    306,902
  Real estate investments:
     Property occupied by company                                                      5,344                      5,344
     Property held for production of income (includes
     $  -  of  property acquired in satisfaction of debt)                             45,654                     45,654
     Property held for sale ($ -  including property acquired
     in satisfaction of debt)                                                            341                        341
  Policy loans                                                                       101,275                    101,275
  Receivables for securities                                                           3,395                      3,164
  Cash and short-term investments                                                     38,329                     38,329
  Other invested assets                                                                5,219                      5,219
  ---------------------------------------------------------------------- -------------------- --------------------------
  Total invested assets                                                           $2,155,783                 $2,149,845

CUNA MUTUAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.  State the reporting entity's total admitted assets as reported in the annual statement.       $2,226,656

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding the U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans.

         1                                                                                  2                        3
         -                                                                                  -                        -

                                                                                                            Percentage of Total
                             Investment Category                                         Amount               Admitted Assets

2.01 MEMBERS Mutual Funds                                                               $38,367                    1.723%
2.02 Morgan Stanley Capital                                                              28,996                    1.302%
2.03 Ultra Series Funds                                                                  24,190                    1.086%
2.04 People's Bank CC Master Trust                                                       20,023                    0.899%
2.05 Morgan Stanley Dean Witter                                                          16,968                    0.762%
2.06 GE capital Mortgage Services, Inc.                                                  16,159                    0.726%
2.07 El Capitan Theater & Office Building                                                15,395                    0.691%
2.08 First UST CC Master Trust                                                           13,979                    0.628%
2.09 Mesirow Alternative Strategies Fund                                                 13,030                    0.585%
2.10 CS First Boston Mortgage Sec. Corporation                                           12,557                    0.564%

3.   State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                   Bonds                1                    2                  Preferred Stocks              3             4
                   -----                -                    -                  ----------------              -             -
3.01               NAIC-1             $1,126,933           50.611%     3.07          P/RP-1               $   -              -   %
3.02               NAIC-2                284,293           12.768%     3.08          P/RP-2                   -              -   %
3.03               NAIC-3                 76,873            3.452%     3.09          P/RP-3                   -              -   %
3.04               NAIC-4                 12,476            0.560%     3.10          P/RP-4                   -              -   %
3.05               NAIC-5                 12,298            0.552%     3.11          P/RP-5                   -              -   %
3.06               NAIC-6                  1,178            0.053%     3.12          P/RP-6                   -              -   %

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments).

4.01 Foreign-currency-denominated investments of                                                         $96,039
4.02 Supporting insurance liabilities denominated in that same foreign currency of                           -
4.03 Excluding Canadian investments and currency exposure of                                              39,985

4.04 Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
         interrogatories 5-10.                                  Yes  (  ) No (X)

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:
                                                                                     1                         2
                                                                                     -                         -
5.01  Countries rated NAIC-1                                                    $119,524                    5.368%
5.02  Countries rated NAIC-2                                                       6,496                    0.292%
5.03  Countries rated NAIC-3 or below                                              1,496                    0.067%

6.   Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
6.01 Country:  France                                                           $41,449                    1.861%
6.02 Country:  Germany                                                           26,834                    1.205%

Countries rated NAIC - 2:
6.03 Country:  Mexico                                                             6,496                    0.292%
6.04 Country:                                                                       -                        -  %

Countries rated NAIC - 3 or below:
6.05 Country:  Argentina                                                          1,496                    0.067%
6.06 Country:                                                                       -                        -  %

7.   Aggregate unhedged foreign currency exposure:                                  1                        2
                                                                                    -                        -
                                                                                $52,810                    2.372%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC
     sovereign rating:                                                              1                         2
                                                                                    -                         -
Countries rated NAIC - 1:                                                       $52,810                    2.372%
Countries rated NAIC - 2:                                                           -                        -  %
Countries rated NAIC - 3 or below:                                                  -                        -  %

9.   Two largest unhedged foreign currency exposure in a foreign country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
9.01 Country:  France                                                           $23,576                    1.059%
9.02 Country:  Germany                                                           15,263                    0.685%

Countries rated NAIC - 2:
9.03 Country:                                                                   $   -                         - %
9.04 Country:                                                                       -                         - %


Countries rated NAIC - 3 or below:
9.05 Country:                                                                   $   -                         - %
9.06 Country:                                                                       -                         - %

10. List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

     NAIC Rating                                                                    1                         2
     -----------                                                                    -                         -

10.01 1                                                                         $6,873                     0.309%
10.02 1                                                                          5,618                     0.252%
10.03 1                                                                          4,985                     0.224%
10.04 2                                                                          2,998                     0.135%
10.05 1                                                                          2,864                     0.129%
10.06 3                                                                          2,489                     0.112%
10.07 2                                                                          2,004                     0.090%
10.08 2                                                                          2,003                     0.090%
10.09 4                                                                          1,496                     0.067%
10.10                                                                               -                         - %

11. State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including:

11.01 Canadian-currency-denominated investments of                                                $39,985
11.02 Supporting Canadian-denominated insurance liabilities of                                         -

11.03 Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
          interrogatory 12.                                     Yes  (X ) No ( )


12.      Aggregate Canadian investment exposure.                                    1                         2
                                                                                    -                         -
12.01 Canadian investments                                                      $   -                         - %
12.02 Unhedged Canadian currency exposure                                           -                         - %

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

       Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail
       not required.                                            Yes  (X ) No ( )


14. State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

       Assets held in equity interests less than 2.5% of the reporting  entity's
       total admitted assets, therefore detail not required.    Yes  (  ) No (X)

                     Investment Category                                             1                         2
                     -------------------                                             -                         -

14.01  MEMBERS Mutual Funds                                                     $38,367                    1.723%
14.02  Ultra Series Funds                                                        24,190                    1.086%
14.03  MEMBERS Capital Advisors, Inc.                                            11,071                    0.497%
14.04  CMIA Wisconsin, Inc.                                                       5,632                    0.253%
14.05  Peoplesoft Inc.                                                            1,375                    0.062%
14.06  Autodesk Inc.                                                              1,196                    0.054%
14.07  Cox Communications                                                         1,182                    0.053%
14.08  Tyco International, Ltd.                                                   1,101                    0.049%
14.09  Federal Home Loan Mortgage Corporation                                     1,059                    0.048%
14.10  Boston Scientific Corporation                                                979                    0.044%

15. State the amounts and percentages of the reporting in entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

     Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

     Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )


17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

     Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
     interrogatories 17 and 18.                                 Yes  ( ) No (X )

     Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                                    1                         2
                                                                                    -                         -
17.01  CSM Investors Inc.                                                       $5,269                    0.237%
17.02  Jermor Corporation                                                        5,085                    0.228%
17.03  200 Washington Avenue LP                                                  4,798                    0.215%
17.04  Avex-Landmark Limited                                                     4,685                    0.210%
17.05  Alum Creek Park Limited Partnership                                       4,639                    0.208%
17.06  Reynoldsburg Center Limited Partnership                                   4,485                    0.201%
17.07  Golden Stone LLC                                                          4,347                    0.195%
17.08  Condiotti Enterprises Inc. et al                                          4,277                    0.192%
17.09  Broken Arrow LLC                                                          4,115                    0.185%
17.10  American National B&T #42371                                              3,915                    0.176%

18.  Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

     Loan-to-Value             Residential                        Commercial                       Agricultural

                                     1               2                    3               4               5        6
                                     -               -                    -               -               -        -
18.01  above 95%                   $   -              - %             $3,232           0.145%        $   -        - %
18.02  91% to 95%                      -              - %                 -               -              -        - %
18.03  81% to 90%                      -              - %              5,964           0.268%            -        - %
18.04  71% to 80%                      -              - %             30,848           1.385%            -        - %
18.05  below 70%                       -              - %            266,857          11.985%            -        - %

                                                                  1                 2
                                                                  -                 -
18.06  Construction loans                                      $   -                 - %
18.07  Mortgage loans over 90 days past due                        -                 - %
18.08  Mortgage loans in the process of foreclosure                -                 - %
18.09  Mortgage loans foreclosed                                   -                 - %
18.10  Restructured mortgage loans                                 -                 - %

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

      Assets held in each of the five largest investment in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity'stotal admitted asset, therefore detail not
      required for interrogatory.                                Yes  (X) No ( )

20.   State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                              At Year-end                At End of Each Quarter
                                              -----------                ----------------------
                                                                               (unaudited)

                                                                          1st Qtr           2nd Qtr           3rd Qtr
                                         1                 2                 3                 4                 5
                                         -                 -                 -                 -                 -
20.01 Securities lending (do not
          include asset held as
          collateral for such
          transactions)                   $68,708             3.086%          $64,446            $60,636          $34,098
20.02 Repurchase agreements                   -                 -                 -                  -                - %
20.03 Reverse repurchase
          agreements                          -                 -                 -                  -                - %
20.04 Dollar repurchase agreements            -                 -                 -                  -                - %
20.05 Dollar reverse repurchase
          agreements                          -                 -                 -                  -                - %

21.  State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:
                                                                            Owned                              Written
                                                                            -----                              -------
                                                                     1                2                 3                   4
                                                                     -                -                 -                   -
21.01 Hedging                                                       $1,469         0.066%            $     -                - %
21.02 Income generation                                                -             -  %                1,567           0.070%
21.03 Other                                                            -             -  %                  -                - %

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for collars, swaps, and forwards:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
22.01  Hedging                        $125            0.006%             $375              $375              $375
22.02  Income generation                -                - %               -                 -                 -
22.03  Replications                     -                - %               -                 -                 -
22.04  Other                            -                - %               -                 -                 -

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for futures contracts:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
23.01  Hedging                        $587            0.026%            $1,346             $423             $1,043
23.02  Income generation                -                - %               -                 -                 -
23.03  Replications                     -                - %               -                 -                 -
23.04  Other                            -                - %               -                 -                 -

24. State the amounts and percentages of 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment
     Schedule.

        1                             2                        3
        -                             -                        -
24.01 S&P 500 Options                 $3,316                   0.149%
24.02 Margin Account Deposit          1,903                    0.085%
24.03                                   -                        -   %
24.04                                   -                        -   %
24.05                                   -                        -   %
24.06                                   -                        -   %
24.07                                   -                        -   %
24.08                                   -                        -   %
24.09                                   -                        -   %
24.10                                   -                        -   %

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         All required financial statements are included in Part B.

(b)      Exhibits

         1. Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

         2.       Not Applicable.

         3.(a) Distribution Agreement Between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

            (b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

         4.(a) Variable Annuity Contract Form No. 2000-VAII. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-40304) filed with the Commission on April 17, 2001.

            (b)   State Variations to Contract Form No. 2000-VAII.

            (c) TSA Endorsement, Form No. 1659 (VANN). Incorporated herein by reference to post-effective amendment number 7 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 1998.

            (d) IRA Endorsement, Form No. 3762 (VANN) 2000. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-40304) filed with the Commission on April 17, 2001.

            (e) Roth IRA Endorsement, Form No. 99-VAROTH. Incorporated herein by reference to post-effective amendment number 9 to Form N-4 registration statement (File NO. 33-73738) filed with the Commission on April 22, 1999.

            (f) Executive Benefit Plan Endorsement, Form No. 98-EBP. Incorporated herein by reference to post-effective amendment number 8 to Form N-4 registration statement (File No.33-73738) filed with the Commission on February 24, 1999.

            (g) 5% Guarantee Death Benefit Rider. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

            (h) 7 Year Anniversary Value Death Benefit Rider. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

            (i) Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.

            (j) Waiver of Surrender Charge Endorsement. Incorporated herein by reference to Form N-4 initial registration statement (File No. 333-40304) filed with the Commission on June 28, 2000.


            (k) Amendment to Contract, Form No. 2002-VAAMEND. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40304) filed with the Commission on February 28, 2002.


         5.(a) Variable Annuity Application. Incorporated herein by reference to Form N-4 pre-effective registration statement number 1 (File No. 333-40304) filed with the Commission on October 31, 2001.

            (b)   State Variations to Application Form No. 2000-VAIIAPP.

         6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

            (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.


            (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40304) filed with the Commission on February 28, 2002.


         7.       Not Applicable.

         8. Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.

         9. Opinion of Counsel from Kevin S. Thompson. Incorporated herein by reference to Form N-4 pre-effective registration statement number 1 (File No. 333-40304) filed with the Commission on October 31, 2001.

         10.      PricewaterhouseCoopers LLP Consent.

         11.      Not applicable.

         12.      Not applicable.

         13.      Schedules of Performance Data Computation.

         14.      Not applicable.


Power of Attorney. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40304) filed with the Commission on February 28, 2002.

Item 25.  Directors and Officers of the Company

Name                        Position/Office

Directors

James C. Barbre**           Director
Robert W. Bream**           Director
James L. Bryan**            Director & Chairman of the Board
Loretta M. Burd**           Director &  Vice Chairman
Ralph B. Canterbury**       Director
Rudolf J. Hanley**          Director
Jerald R. Hinrichs**        Director
Michael B. Kitchen**        Director
Brian L. McDonnell**        Director &  Second Vice Chairman
C. Alan Peppers**           Director
Neil A. Springer**          Director
Farouk D.G. Wang**          Director
Larry T. Wilson**           Director

Executive Officers

Vacant                      CUNA Mutual Life Insurance Company*
                            Chief Officer - Sales & Marketing

Michael S. Daubs**          CUNA Mutual Life Insurance Company*
                            Chief  Officer - Investments

James M. Greaney**          CUNA Mutual Life Insurance Company*
                            Chief Officer -  Credit Union Enterprise

Steven A. Haroldson         CUNA Mutual Life Insurance Company
                            Chief Officer - Technology

Jeffrey D. Holley           CUNA Mutual Life Insurance Company
                            Chief Officer - Finance

Michael B. Kitchen**        CUNA Mutual Life Insurance Company*
                            President and Chief Executive Officer

Reid A. Koenig***           CUNA Mutual Life Insurance Company*
                            Chief Officer - Operations

Daniel E. Meylink, Sr.**    CUNA Mutual Life Insurance Company*
                            Chief Officer - Members  Enterprise


Faye Patzner**              CUNA Mutual Life Insurance Company*
                            Chief Officer - Legal


* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.
** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.
***  Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.
The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   See organization charts on following page.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 2, 2002

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

         a.       CUMIS Insurance Society, Inc.
                  Business: Corporate Property/Casualty Insurance
                  May 23, 1960*
                  State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                  (1)      Credit Union Mutual Insurance Society New Zealand
                           Ltd.
                           Business: Fidelity Bond Coverage
                           November l, 1990*
                           Country of domicile: New Zealand
                           Incorporated in New Zealand on November 25, 1977 Purchased from New Zealand League on November 1, 1990

         b.       CUNA Brokerage Services, Inc.
                  Business: Brokerage
                  July 19, 1985*
                  State of domicile: Wisconsin

         c.       CUNA Mutual General Agency of Texas, Inc.
                  Business: Managing General Agent
                  August 14, 1991*
                  State of domicile: Texas

         d.       MEMBERS Life Insurance Company
                  Business: Credit Disability/Life/Health
                  February 27, 1976*
                  State of domicile: Wisconsin
                  Formerly CUMIS Life & CUDIS

         e.       International Commons, Inc.
                  Business: Special Events
                  January 13, 1981*
                  State of domicile: Wisconsin

         f.       CUNA Mutual Mortgage Corporation
                  Business: Mortgage Servicing
                  November 20, 1978* Incorporated
                  December 1, 1995 Wholly Owned
                  State of domicile: Wisconsin

         g.       CUNA Mutual Insurance Agency, Inc.
                  Business: Leasing/Brokerage
                  March 1, 1974*
                  State of domicile: Wisconsin
                  Formerly CMCI Corporation

         h.       Stewart Associates Incorporated
                  Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
                  March 6, 1998
                  State of domicile:  Wisconsin

         i.       CMG Mortgage Assurance Company
                  Formerly Investors Equity Insurance Company, Inc.
                  Business: Private Mortgage Insurance
                  50% ownership by CUNA Mutual Investment Corporation
                  50% ownership by PMI Mortgage Insurance Company
                  Incorporated in California on March 3, 1969
                  Acquired by CUNA Mutual Investment Corporation on April 14,
                  1994
                  State of domicile: Wisconsin

         j.       CUNA Mutual Business Services, Inc.
                  Business: Financial Services
                  Incorporated April 22, 1974
                  Wholly owned March 6, 2000
                  State of domicile: Wisconsin

         CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

         (1)      CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

         (2)      CUNA Mutual Insurance Agency of New Mexico, Inc.
                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

         (3)      CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

         (4)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993 *
                  State of domicile: Mississippi

         (5)      CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

         (6)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

         CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

         (1)      CUNA Caribbean Insurance Services Limited
                  Business: Insurance Services
                  November 26, 1991
                  Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

         (1)      CUNA Mutual Life Australia, Ltd.
                  Business: Life insurance
                  October 15, 1999
                  Country of Domicile: Australia

5.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991

4.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

5.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

6.       CMG Mortgage Insurance Company (Formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Co.
         April 14, 1994

7.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

8.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

9.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

10.      Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.      finsure.australia limited
         50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
         October 15, 1999

12.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

The CUMIS Group Limited is the 100% owner of the following companies:

1.       CUMIS Life Insurance Company
         Business: Creditor Group, Individual Life and Disability Insurance January 1, 1977
         Country of domicile: Canada

2.       CUMIS General Insurance Company
         Business: Property & Casualty Insurance
         July 1, 1980
         Country of domicile: Canada

3.       MemberCARE Financial Services Limited
         Business:
         August 1, 1993
         Country of domicile: Canada

4.       Canadian Northern Shield Insurance Company
         Business: Property & Casualty Insurance
         February 1, 1985
         Country of domicile: British Columbia, Canada

5.       CUMIS Services Limited
         Business: Acquisitions and Insurance Agency Management Services June 1, 2000
         Country of Domicile: Canada

6.       WESTCU Insurance Services Limited
         Business: Insurance Agency management
         June 21, 2000
         Country of domicile: Westminster, Canada

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49 % CUNA Mutual Investment Corporation
         51% Credit Unions & CUSOs
         September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.       HRValue Group LLC
         49% CUNA Mutual Investment Corporation
         51% Leagues & League Service Organizations
         December 1, 2000

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990

                       CUNA Mutual Life Insurance Company
                    Organizational Chart As Of April 2, 2001

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business: Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile: Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

         Member Protection Insurance Plans
         Business: Insurance Agency
         Incorporated on August 21, 1991
         Acquired on August 31, 2000
         State of domicile: Connecticut

Item 27.  Number of Contractowners


         As of January 31, 2002, there were 2,230 non-qualified contracts outstanding and 2,955 qualified contracts outstanding.

Item 28.  Indemnification.

         Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

         (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

         (b)      Officers and Directors of CUNA Brokerage.

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant

Grael B. Barker                     Director                           None

Laurie Carlson                      Assistant Secretary                Law Specialist I

Timothy L. Carlson**                Assistant Treasurer                None

David S. Emery*                     Vice President                     Division Vice President Credit Union Services
9500 Cleveland Ave. #210
Rancho Cucamonga, CA 91730

Dennis J. Godfrey                   Director                           None

James E. Gowan*                     Director                           Vice President Relationship Management Sales

Kevin T. Lenz                       Director                           Senior VP, Member Marketing & Sales

Tracy K. Lien*                      Assistant Secretary                Recording Secretary/Technical Writer

Timothy Halevan**                   Chief Compliance Officer           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Forecasting & Planning Vice President, Finance

Daniel J. LaRocque*                 Vice President                     Vice President & Deputy General Counsel

Marcia L. Martin**                  President                          President Broker/Dealer Ops


Faye A. Patzner*                    Vice President - General           Chief Officer - Legal Counsel


Mark T. Warshauer*                  Director                           Sr. VP, Sales & Marketing & Client Services

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.


(c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 24(b)(3). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2001, was $18,250,080.00. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

Item 30.  Location Books and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

Item 31.  Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

         (b)      The registrant undertakes that it will include either
                  (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

         (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

         (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 day of April, 2002.

                         CUNA Mutual Life Variable Annuity Account (Registrant) By CUNA Mutual Life Insurance Company


                         By:/s/Michael B. Kitchen
                            Michael B. Kitchen
                            President


Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 day of April, 2002.


                         CUNA Mutual Life Insurance Company (Depositor)


                         By:/s/Michael B. Kitchen
                            Michael B. Kitchen
                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                                  DATE            SIGNATURE AND TITLE                               DATE

/s/James C. Barbre                                     *             /s/Michael B. Kitchen                             04/24/02
--------------------------------------                               --------------------------------------
James C. Barbre, Director                                            Michael B. Kitchen, Director


/s/Robert W. Bream                                     *             /s/Brian L. McDonnell                               *
--------------------------------------                               --------------------------------------
Robert W. Bream, Director                                            Brian L. McDonnell, Director


/s/James L. Bryan                                      *             /s/C. Alan Peppers                                  *
--------------------------------------                               --------------------------------------
James L. Bryan, Director                                             C. Alan Peppers, Director


/s/Loretta M. Burd                                     *             /s/Neil A. Springer                                 *
--------------------------------------                               --------------------------------------
Loretta M. Burd, Director                                            Neil A. Springer, Director


/s/Ralph B. Canterbury                                 *             /s/Kevin S. Thompson                              04/24/02
--------------------------------------                               --------------------------------------
Ralph B. Canterbury, Director                                        Kevin S. Thompson,
                                                                     Attorney-In-Fact


/s/Rudolf J. Hanley                                    *             /s/Farouk D. G. Wang                                *
--------------------------------------                               --------------------------------------
Rudolf J. Hanley, Director                                           Farouk D. G. Wang, Director


/s/Jerald R. Hinrichs                                  *             /s/Larry T. Wilson                                  *
--------------------------------------                               --------------------------------------
Jerald R. Hinrichs, Director                                         Larry T. Wilson, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.


SIGNATURE AND TITLE                                         DATE

/s/Michael G. Joneson                                       04/24/02
Michael G. Joneson
Vice President - Forecasting & Planning


/s/Jeffrey D. Holley                                        04/24/02
Jeffrey D. Holley
Chief Financial Officer


/s/Michael B. Kitchen                                       04/24/02
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX

4. (b)   State Variations to Contract Form No. 2000-VAII.

5. (b)   State Variations to Application Form No. 2000-VAIIAPP.

10.      PricewaterhouseCoopers LLP Consent

13.      Schedule of Performance Data Computation.

                                  Exhibit 4.(b)
                 State Variations to Contract Form No. 2000-VAII

          Flexible Premium Deferred Variable and Fixed Annuity Contract
                                State Variations

Contract Form No. 2000-VAII attached as Exhibit is a copy of the Contract language used in the following states:
                                              Mississippi
Arkansas                                      Nevada
Colorado                                      New Mexico
Delaware                                      South Dakota
Iowa                                          Tennessee
Kentucky                                      Wyoming
Kansas

The following state contract forms vary from the Form No. 2000-VAII as indicated below:

2000-VAII(B) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Form 2000-VAII(B) is used in the following states:

         Alabama
         Alaska
         Indiana
         Maine
         Ohio
         Rhode Island
         Virginia

2000-VAII(AZ) - Changes the Right to Examine Provision on the cover page to add the following statement: Upon written request, we will provide you with information regarding the benefits and provisions of the contract. Form 2000-VAII(AZ) is used in the following state:

         Arizona

2000-VAII(CA) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the third paragraph of the cover page to read: The dollar amount of any income payments, death benefit and other values provided by this contract will increase or decrease based on the investment experience of the subaccounts selected. The Variable provisions are described in Section 7. The minimum death benefit is described in Section 12.

In addition to changes above, the right to examine provision differs if contract is issued to ages 60+....an important notice prints instead indicating the contract can be returned during 30 days of contract issue date.

Section 7.4, Can the Variable Account be modified?, is changed to add a paragraph indicating that the investment policy of a subaccount may not be changed unless the change is approved, if required, by the Commissioner of the State of Iowa and a statement of such approval is filed, if required, with the insurance department of the state in which the contract is delivered. Form 2000-VAII(CA) is used in the following state:

         California

2000-VAII(CT) - Changes the right to examine provision on the cover page to add language for return of the contract for a refund of purchase payments during the first 10 days if cancellation is made prior to the actual delivery of the contract. Changes Section 3.2, When does this contract become incontestable?, to delete "in the absence of fraud". Form 2000-VAII(CT) is used in the following state:

         Connecticut

2000-VAII(DC) - Changes Section 3.5, What premium expense charges may be deducted?, to delete the second paragraph in its entirety. Form 2000-VAII(DC) is used in the following state:

         District of Columbia

2000-VAII(FL) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Adds the following statement to the cover page: If you have a question, complaint, or need information concerning your contract, call 1-800-798-5500. In Section 2.1, What are the most commonly used terms and what do they mean?, define "dca fixed period" to be a dollar cost averaging fixed period where monthly transfers are required as described in Sections 7.2. and 8.1. In Section 3.2, When does this contract become incontestable?, add that the contract may be incontestable from its contract issue date or the reinstatement date. In Section 3.7, Can we modify the contract?, delete item b.): necessary to assure continued qualification of the contract under the code or other federal or state laws relating to retirement annuities or variable annuity contracts. In Section 9.2, How is your fixed contract value determined?, add a table of values per $1,000 allocated to a fixed period. In Section 10.6, change the second sentence of the second paragraph and add a third sentence to read: If payment is postponed for more than 29 days, we will pay interest at the effective annual rate required by state law for the period of postponement. In no event will the effective annual rate be less than 3.50%. In Section 12., add a paragraph at the end of the section to read: If lump sum payment is requested, the death benefit will include interest from the date of settlement. We will determine the interest rate each year, but it is guaranteed to be not less than that required by state law. In Section 13.1, add paragraph indicating the contract may be reinstated within one year after it terminates and list requirements of that request. Form 2000-VAII(FL) is used in the following state:

         Florida

2000-VAII(GA) - Changes the right to examine provision to refund purchase payments instead of experience and deletes the second sentence on replacements (as it is also 10 days). In Section 3.2, "When does this contract become incontestable? delete the second sentence: "The statements contained in the application (in the absence of fraud) are considered representations and not warranties." Form 2000-VAII(GA) is used in the following state:

         Georgia

2000-VAII(HI) - Changes the right to examine provision to refund purchase payments instead of experience. Form 2000-VAII(HI) is used in the following state:

         Hawaii

2000-VAII(ID) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to refund purchase payments, not experience, for 20 days initial and replacement situations. Changes Section 10.6, Are there any restrictions on payment of surrender, partial withdrawals or loans?, in the second sentence, to read: If payment is postponed for more than 29 days, we will pay interest at the effective annual rate specified in Idaho Code, Section 28-22-104(2) for the period of postponement. Form 2000-VAII(ID) is used in the following state:

         Idaho

2000-VAII(IL) - Changes the Data Page to add the form number: 2000-VAII(IL) 3%/12%. Section 2.1, What are the most commonly used terms and what do they mean? Add the term "dca fixed period" to be defined as a dollar cost averaging fixed period. Monthly transfers are required as described in Sections 7.2 and
8.1. Also change the definition of due proof of death to read proof of death that consists of sufficient evidence to establish in a court of prima facie case for payment of the claim. In Section 12.1, What amount will be paid as death benefit proceeds during the accumulation period?, add statement to end of the section that reads "the death benefit will be paid no later than 2 months after we receive due proof of death." Form 2000-VAII(IL) is used in the following state:

         Illinois

2000-VAII(LA) - Changes the right to examine provision on the cover to refund purchase payments instead of experience. Form 2000-VAII(LA) is used in the following state:

         Louisiana

2000-VAII(MA-S) - Sex-distinct version. Changes the Cover Page to return purchase payments instead of experience and to allow a 20 day period to do so, instead of 30. Changes Section 1, Data Page, to remove "Life Income Rates". Changes Section 3.3, What if the annuitant's date of birth or gender has been misstated? to delete the second sentence giving reference to Type A life income rates such that this provision reads: If the annuitant's date of birth or gender has been misstated, we will adjust the payments under this contract, based on the correct date of birth or gender. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes
Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence and revise the first to read: we may require due proof of the age and gender of any payee who is to receive a life income. Changes Section 17, Option Tables, to delete Type A and Type B language. Remove the Type B uni-sex tables in their entirety. Form 2000-VAII(MI-S) is used in the following state:

         Massachusetts

2000-VAII(MA-U) - Uni-sex version. Changes the Cover Page to return purchase payments instead of experience and to allow a 20 day period to do so, instead of
30. Changes Section 1, Data Page, to remove "Life Income Rates". Changes the question of Section 3.3, What if the annuitant's date of birth has been misstated?, to remove the word "gender", giving reference to only birth. Revise this section to delete the second sentence giving reference to gender and Type A life income rates such that this provision reads: If the annuitant's date of birth has been misstated, we will adjust the payments under this contract, based on the correct date of birth. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes
Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence. Changes Section 17, Option Tables, to add the sentence: "The mortality table blend used is 80% male and 20% female" to the second paragraph. Also changes this section to delete Type A and Type B language. Remove the Type A sex distinct tables in their entirety. Form 2000-VAII(MI-U) is used in the following state:

         Massachusetts

2000-VAII(MD) - Revise the general description of the front and back cover pages to change "Participating" to read "Limited Participation as Described Herein." On the Data Page, add: "allocation period: 3 years"...this will also add language in the contract relative to having a 3 year allocation period for the Fixed Account Option. Also add a footnote to the M & E charges which reads "The dollar value of benefits will not be adversely affected by the actual cost of the mortality and expense risks taken by the company." Also remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. In Section 2.1, What are the most commonly used terms and what do they mean?, add a definition of allocation period which is: the period of time beginning on the contract issue date in which allocations and transfers to a fixed period are allowed. In Section 8, "Can you transfer values among and between subaccounts and fixed periods?", list the events when we will reserve the right to waive the transfer fees and to "suspend" the transfer privilege "for a reasonable period of time (when NY Stock Exchange is closed, trading is restricted, etc. ___ Form 2000-VAII(MD) will be used in the following state:

         Maryland

2000-VAII(MI-S) - Sex-distinct version. Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes
Section 1, Data Page, to remove "Life Income Rates". Changes Section 3.3, What if the annuitant's date of birth or gender has been misstated? to delete the second sentence giving reference to Type A life income rates such that this provision reads: If the annuitant's date of birth or gender has been misstated, we will adjust the payments under this contract, based on the correct date of birth or gender. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence and revise the first to read: we may require due proof of the age and gender of any payee who is to receive a life income. Changes Section 17, Option Tables, to delete Type A and Type B language. Remove the Type B uni-sex tables in their entirety. Form 2000-VAII(MI-S) is used in the following state:

         Michigan

2000-VAII(MI-U) - Uni-sex version. Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes
Section 1, Data Page, to remove "Life Income Rates". Changes the question of
Section 3.3, What if the annuitant's date of birth has been misstated?, to remove the word "gender", giving reference to only birth. Revise this section to delete the second sentence giving reference to gender and Type A life income rates such that this provision reads: If the annuitant's date of birth has been misstated, we will adjust the payments under this contract, based on the correct date of birth. Any underpayment will be added to the next payment. Any overpayment will be subtracted from future payments. Changes Section 15.3, What are the requirements for choosing an income payment option?, fourth paragraph to delete the second sentence. Changes Section 17, Option Tables, to delete Type A and Type B language. Remove the Type A sex distinct tables in their entirety. Form 2000-VAII(MI-U) is used in the following state:

         Michigan

2000-VAII(MN) - Changes the contract to add the form number to each page of the contract. Changes the right to examine provision to add "cancel" language, such that it is titled "Right to Examine and Cancel this Contract. Add a duly licensed resident agent countersignature line. Changes the Data Page to add the statement: "These charges may be waived. See attached Waiver of Surrender Charge Endorsement" to "Surrender Charges". Add to the Data Page a heading for "Endorsements" and list "Waiver of Surrender Charge Endorsement ...0.00%" charge. Form 2000-VAII(MN) will be used in the following state:

         Minnesota

2000-VAII(MO) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine period to refund purchase payments and not experience. Form 2000-VAII(MO) will be used in the following state:

         Missouri

2000-VAII(MT) - Changes the cover page to add a "Duly Licensed Resident Agent " signature line. Changes the Data Page to delete "Life Income Rates: Type A" as Montana is Unisex state and therefore there are no "A" and "B" distinction of rates. This also changes Sections 3, 15 and 17 when referring to Income Rates. Adds a new section, 3.2 to the General Information that is: "Does this contract conform with Montana statutes?" which reads "The provisions of this contract conform to minimum requirements of Montana law and control over any conflicting statutes of any state in which the annuitant(s) resides on or after the effective date of the contract." Also adds new Section 3.9 which is: "Will interest be paid upon settlement of a death claim?" which reads: "Settlement will be made within 60 days of receipt of proof of death. If settlement is not made in the first 30 days, the settlement will include interest from the 30th day until payment is made. We will decide the interest rate each year, but it is guaranteed to be not less than that required by Montana law." Form 2000-VAII(MT) is used in the following state:

         Montana

2000-VAII(NC) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to return purchase payments and to limit amount of days on replacements to 20. Form 2000-VAII(NC) is used in the following state:

         North Carolina

2000-VAII(ND) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine period initial amount to days to 20 from 10. Form 2000-VAII(ND) is used in the following state:

         North Dakota

2000-VAII(NE) - Changes the right to examine period to return purchase payments instead of experience. Form 2000-VAII(NE) is used in the following state:
         Nebraska

2000-VAII(NH) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes Section 3.1, What is the entire contract?, to delete the phrase "if attached to it" when referring to the
application when constituting the entire contract.   Form 2000-VAII(NH) is used
in the following state:

         New Hampshire

2000-VAII(NJ) - Changes the cover to add: "Monthly income payments, surrender value, and death benefit amounts are equal to or greater than those required by state law. Partial withdrawals will result in cancellation of accumulation units. Any loan amount will be deducted prior to determining such benefit amounts. Changes the Right to Examine provision to return purchase payments, not experience, for 10 days initial, and 20 days replacement situations. On Data Page, revise the Income Option description from "10 C & L" to be "Life Income - 10 years". Add a form number to Data Page that is: 2000-VAII(NJ) - A. Also create a separate Data Page with form number 2000-VAII(NJ) -B. The "-A" page is for Life Income Rates of Type A and the "-B" page is for Life Income Rates of Type B. Also on Data Pages, add under the Charges and Fees heading the statement: "Investment Advisory Fee: A charge is made at the Fund level. The current charge is described in the prospectus. Add the following footnote to the M & E charge: "Our expense and mortality experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this contract." Also add: "allocation period: 3 years"...this will also add language in the contract relative to having a 3 year allocation period for the Fixed Account Option. Also on Data Pages, remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. In Section 2.1, What are the most commonly used terms and what do they mean?, add a definition of allocation period which is: the period of time beginning on the contract issue date in which allocations and transfers to a fixed period are allowed. Also add a definition for "loan account value" which reads: "the amount(s) borrowed in connection with a loan(s), plus accrued interest earned, less any loan repayment amounts." In Section 3.1, "What is the entire contract?", delete "if attached to it" when indicating that the application is part of the contract. In Section 6.1, When can purchase payments be made? delete the sentence: "We may not accept purchase payments beyond the contract anniversary following the annuitant's 85th birthday." In Section 8.1, Can you transfer values among and between subaccounts and fixed periods? , add at the end of the section that we reserve the right to "suspend" the transfer privilege "for a reasonable period of time. Suspension of this transfer privilege will be administered in a nondiscriminatory manner." In Section 15, When will income payments begin?, add the following statement: "The payout date must be at least one year after the contract issue date." In Section 15.3, What are the requirements for choosing an income option?, delete the following language: "The minimum adjusted contract value which can be applied under Optin 1 is $2,500. If the monthly interest payment for Option 1 is less than $20, we reserve the right to pay interest annually. The minimum adjusted contract value which can be applied under Options 2,3 or 4 is the greater of $2,500 or the amount required to provide an initial monthly income payment of $20." Form 2000-VAII(NJ) is used in the following state:

         New Jersey

2000-VAII(OK) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision on the cover page to return purchase payments instead of experience and only for 20 days, not 30, in replacement situations. Changes Section 3.2, When does this contract become incontestable? to delete "in the absence of fraud" language. Form 2000-VAII(OK) is used in the following state:

         Oklahoma

2000-VAII(OR2) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the Right to Examine provision to return purchase payments, not experience, for 10 days initial and 30 days for external replacement. Changes the Data Page to footnote Mortality and Expense Risk Charge which reads: "The dollar value of benefits will not be adversely affected by the actual cost of the mortality and expense risks undertaken by the company. Also changes the Data Page to term Premium Expense Charge to be "Premium Tax Charge" (also revises this terminology throughout the contract) and add a footnote to Premium Tax Charge which reads: "The premium tax charge does not apply to Oregon residents. If you move to a state that charges a premium tax, purchase payments paid in that state will be subject to the premium tax in that state, not to exceed 3.50%. Add the Surrender Charge structure to the Data Page. The Surrender Charge structure in Oregon for new purchase payments is 6%/6yrs, decreasing 1% each year until 0...language throughout contract revised to reflect this (this is different than the base contract of 7%/7 yrs.). Remove the 3, 5, 7, & 10 year fixed periods and revise language throughout contract to reflect this - including the removal of market value adjustment language. In
Section 8.1, Can you transfer values among and between the subaccounts? indicate that we reserve the right to "suspend" (rather than base language of modify or eliminate) the transfer privilege when: the NYSE is closed, trading is restricted, an emergency exists where it is not reasonable to dispose of securities held in the variable account or to determine their value, or if SEC permits delay for the protection of security holders. (abbreviated...the actual contract language is more specific). Add a table of Values to Section 9.2, How is your fixed contract value determined? To Section 9.4, How are accumulation unit values determined? add "the premium tax charge does not apply to Oregon residents. If you move to a state that charges a premium tax, purchase payments paid in that state will be subject to the premium tax in that state, not to exceed 3.50%. Section 10.5, Are there any restrictions on payment of surrender, partial withdrawals or loans?, add "A contract loan used to pay policy premiums will not be postponed." Section 15.2, What income payout options are available? delete options 1 & 2. Form 2000-VAII(OR2) is used in the following state:

         Oregon

2000-VAII(PA) - Changes the Right to Examine provision to return purchase payments, not experience, for 10 days initial and 20 days for external replacement and 45 days internal replacement situations. Add to the general description on the front and back cover pages: "Annuity Coverage". On the Data Page, add the Annuitant and Co-annuitant's (if any) issue ages. List under the Charges and Fees, "Waiver of Surrender Charges Endorsement: $0.00" Also add the following statement to Data Page: "NOTICE: There is currently no premium expense charge on annuities. You will be notified in the event that any such charge becomes applicable to your contract, and you will be advised of the amount of such charge and its effect upon any payments to be made." Also on Data Page, remove the 3, 5, 7, and 10 year fixed periods from the Fixed Account Option, leaving the 1 year period and the DCA 1 year period. This will cause removal of such language throughout the contract and the removal of market value adjustment language as it does not apply to the remaining periods. ." In Section 3.1, "What is the entire contract?", delete "if attached to it" when indicating that the application is part of the contract. In Section 3.3, "What if the annuitant's date of birth or gender has been misstated?" Add that we will adjust the payments "to be equal to the amount the contract value would have purchased" based on the correct date of birth or gender.

Changes Section 3.4 to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). Changes
Section 3.7 to revise it so we indicate that the company will make appropriate endorsements to the contract, "if required by law" and that "we will notify you of any modification to the contract necessary to assure continued qualification of the contract under the code or other federal or state laws relating to retirement annuities or variable annuity contracts. Such modification will be made by endorsement and may be either accepted or rejected by you (the owner)" In Section 7.4, Can the variable account be modified?, add to item i): "if such change requires endorsement of your contract, we will notify you and the endorsement may then be either accepted or rejected." Form 2000-VAII(PA) will be used in the following state:

         Pennsylvania

2000-VAII(SC) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. Changes the right to examine provision to refund purchase payments, instead of experience and only for 20 days, not 30 in replacement situations. Add Flexible Premium Deferred Variable and Fixed Annuity to the general description on the cover page. Changes Section 3.2, When does this contract become incontestable?, to delete "in the absence of fraud". In Section 3.4, What is the annual contract fee?, delete language that the contract fee will be deducted pro-rata from any fixed amount contract value....(it will only be deducted from the contract value held in the subaccounts). Form 2000-VAII(SC) is used in the following state:

         South Carolina

2000-VAII(TX) - Changes the form to delete all market value adjustment language throughout the contact. Add another paragraph to the cover page which reads: In the event we are unable to fulfill our contractual obligation under this contract, the portion of your contract value in the subaccounts is not protected by an insurance guaranty fund or other solvency protection agreement. Change
Section 1, Data Page, to delete the 3,5,7, and 10 year fixed periods. Section 2.1, What are the most commonly used terms and what do they mean?, change the definition of fixed period to read a choice under the fixed account option with a specific number of months (instead of years) for which we agree to credit a particular effective annual interest rate. Changes Section 3.4 to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). In Section 3.5, What premium expense charges may be deducted?, delete the second paragraph in its entirety. Section 7.2 is revised in the fourth sentence of the first paragraph to delete the phrase "when the number of years in the fixed period selected has elapsed," and add that it will end on the "expiration date". Form 2000-VAII(TX) is used in the following state:

         Texas

2000-VAII(UT) - Changes the front and back cover pages and the title of the data page to delete "and fixed" from the title such that it reads Flexible Premium Deferred Variable Annuity. Changes the right to examine provision to refund purchase payments, not experience, and for only 20 days, not 30, in replacement situations. Form 2000-VAII(UT) is used in the following state:

         Utah

2000-VAII(VT) - Changes the Title of the form throughout the contract to delete the word "fixed", such that it is "Flexible Premium Deferred Variable Annuity". Add to the 2nd paragraph on the cover page regarding market value adjustment, the fact that such adjustment is "in addition to any scheduled surrender charge." Also to the cover, add a signature line for a "Duly Licensed Resident Agent". Form 2000-VAII(VT) is used in the following state:

         Vermont

2000-VAII(WA) - Changes the Title of the form throughout the contract to delete the word "fixed", such that it is "Flexible Premium Deferred Variable Annuity". Also to the cover, add a signature line for a "Duly Licensed Resident Agent". Changes the Right to Examine Provision to return purchase payments, not experience. On the Data Page, footnote Premium Expense Charge and add the footnote: No premium expense charge applies to Washington contracts." Only the Maximum Anniversary Value Death Benefit Rider is available in WA, remove the 5% Annual Guarantee rider. Remove the Fixed Account Option and Term it Guaranteed Interest Account Option on the Data Page and throughout the contract. Fixed contract value & fixed period are also deleted and guaranteed interest contract value is added as a term also. Term the DCA fixed period as just the DCA Period throughout the contract (WA does not view DCA periods as fixed periods). Remove the 1, 3, 5, 7, and 10 year fixed periods. Only the DCA Period is available. Market value adjustment does not apply then and has been removed throughout the contract. In Section 3.3, What if the annuitant's date of birth or gender has been misstated?, add the following sentence: "No interest will be credited or charged to any underpayment or overpayment adjustments." Changes Section 3.4 to add the contract fee of $30.00 in the text (not just point to the Data Page) and to delete "and fixed amounts" when indicating deduction of the contract fee (it will only be deducted from the subaccounts). In Section 3.5, second paragraph, and Section 9.4, add "for residents of states other than Washington" to exclude them when referring to deducting premium expense charges. In Section 10.2, what are the rules for a full surrender of the contract?, add "or on the payout date", such that the first sentence reads: "You have the right to surrender this contract during the accumulation period or on the payout date by written request." In Section 17, Option Tables, add ages 80-95 rates to Option 3 & 4 tables . Form 2000-VAII(WA) will be used in the following state:

         Washington

2000-VAII(WI) - Changes the right to examine provision for replacement situations to refund purchase payments during 20 days: Changes Section 13.2, Will dividends be paid?, in the second paragraph, to revise item a.) to read that owner may request we apply any dividend to the subaccounts as they designate, instead of in the same proportion as set for purchase payments. Form 2000-VAII(WI) is used in the following state

         Wisconsin

2000-VAII(WV) - Changes the cover page to add a countersignature by a duly licensed resident agent signature line. In Section 10.6, Are there any restrictions on payment of surrender, partial withdrawals or loans? change the language to read we may postpone the payment of surrender, partial withdrawal, or loan for up to 30 days (not six months). Also delete the last sentence of this paragraph. Form 2000-VAII(WV) is used in the following state:

         West Virginia

                                 Exhibit 5. (b)
             State Variations to Application Form No. 2000-VAIIAPP.

        Flexible Premium Deferred Variable and Fixed Annuity Application
                                State Variations

Application Form No. 2000-VAIIAPP attached as Exhibit is a copy of the Application language used in the following states:

Alaska                        Kansas                        Ohio
Alabama                       Kentucky                      Oklahoma
Arkansas                                                    Rhode Island
California                    Maine                         South Carolina
                              Michigan                      South Dakota
Connecticut                                                 Tennessee
Delaware                                                    Utah
District of Columbia          Nebraska                      Vermont
Georgia                                                     West Virginia
                              Nevada                        Wisconsin
                                                            Wyoming
Idaho                         New Mexico
Indiana                       North Carolina
Illinois

The following application forms vary from the Form No. 2000-VAIIAPP as indicated below:

Application Form No. 2000-VAIIAPP-03 changes Sections 1 and 2 to include: "U.S. Person (including Resident Alien) Yes/No" Changes Section 3 to include language necessary for company tax reporting. Section 16, revise to add Routing Number and boxes for "new plan" or "add to existing Group No." Changes Section 17 in the Fraud Statement such that it reads: "Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance may be guilty of a crime and subject to fines and confinement in prison, depending on state law." Also changes Section 17 to remove the W-9 Certification in its entirety. Also changes the Agent Replacement question to add new item (2) which reads: "That this replacement meets the Company's standards for replacement sales." Form 2000-VAIIAPP-03 language is used in the following states:

         Colorado          Mississippi
         Hawaii            New Hampshire
         Iowa              Montana
         Minnesota

Application Form No. 2000-VAIIAPP-B changes the fraud statement in Section 17a. to read: "Missouri Residents:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime." Form 2000-VAIIAPP-B language is used in the following states:

         Missouri
         Virginia

Application Form No. 2000-VAIIAPP-C : changes Section 13, Purchase Payment Allocation, and Section 15, Preservation Plus Program, to delete the 3, 5, 7, and 10 year fixed periods...therefore market value adjustment language is deleted throughout the form. Form 2000-VAIIAPP-C is used in the following states:

         Texas
         Maryland
        (This state also incorporates the same changes as Form 2000-VAIIAPP-03)

Application Form No. 2000-VAIIAPP-AZ Changes Section 17a. to add, "Upon written request, we will provide the owner with information regarding benefits and provisions of the contract. If you decide not to keep your contract, return it within 10 days (30 days for replacement contracts) after you receive it for a refund of purchase payments, adjusted for any investment gain or loss if allocated to the Subaccount(s) of the Variable Account. For IRA contracts, we will refund purchase payments during the first 10 days. You may return it to CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677, or to the agent who sold it to you." Form 2000-VAIIAPP- AZ language is used in the following state:

         Arizona

Application Form No. 2000-VAIIAPP-FL changes the fraud statement in Section 17a. to read: "Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree."; adds "printed name of agent", "agent license no" and "date" line under "Signature of Annuitant(s)" line. This app also includes as an attachment, Form 99-VAAPP-FLNOTICE, Notice to Florida Applicants. Form 2000-VAIIAPP-FL language is used in the following state:

         Florida

Application Form No. 2000-VAIIAPP-LA Revisions are the same as Application Form No. 2000-VAIIAPP-03, except the lead-in question to the Agent replacement question in Section 17 reads "To the best of your knowledge, does the proposed annuitant have any existing life insurance or annuities in this or any other company?" Form 2000-VAIIAPP-LA language is used in the following state:

         Louisiana

Application Form No. 2000-VAIIAPP-MA includes the same revisions as application form no. 2000-VAIIAPP-03. Also, revise Section 11, Suitability question 1a. to delete "fixed account periods" and add "DCA fixed period(s)". Item 1b) delete market value adjustment. Section 13, delete "Fixed Account Period" language, but leave "DCA 1 year Fixed period" language. Delete section 15, Preservation Plus Program, in its entirety and renumber remaining sections. In (renumbered)
Section 16, Agreement, delete market value adjustment language. Form 2000-VAIIAPP-MA is used in the following state:

         Massachusetts

Application Form No. 2000-VAIIAPP-ND changes Section 12, Telephone/Fax Authorization to make the applicant check if they do or do not want the program (it is not automatic if they don't do anything). Application Form No. 2000-VAIIAPP-ND is used in the following states:

         North Dakota

Application Form No. 2000-VAIIAPP-NJ changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote:
"Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. In
Section 13 and 15 removes the 3, 5, 7, and 10 year periods..therefore the market value adjustment language has been deleted throughout this application. Also changes Section 17a, in the fraud warning language. This application reads instead: "Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties." Application Form No. 2000-VAIIAPP-NJ is used in the following states:

         New Jersey

Application Form No. 2000-VAIIAPP-OR changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote:
"Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. Also changes Section 12, telephone/fax authorization, to delete the sentence:
"See the Optional Program form for detail on what transactions can be done by telephone/fax." Changes Section 13, purchase payment allocation, and Section 15, Preservation Plus Program to remove the 3,5,7 and 10 year fixed period
options....therefore the market value adjustment language has been deleted throughout this application. Changes Section 16, to improve on the info necessary to set up a payment plan. Changes Section 17a, in the fraud warning language. This application reads instead: "Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime." Changes the Agent replacement question in new Section 17 to add the additional statement: "that this replacement meets the Company's standards for replacement sales" Application Form No. 2000-VAIIAPP-OR is used in the following states:

         Oregon

Application Form No. 2000-VAIIAPP-PA changes Section 2 to remove the phrase "spouse of annuitant" when indicating that the co-annuitant/co-owner must be the spouse of the annuitant and be age 85 or younger. Instead, add the footnote:
"Note: Only a co-annuitant or co-owner who is the spouse of the annuitant will qualify for certain tax benefits available to spouses under federal tax law. In
Section 13 and 15 removes the 3, 5, 7, and 10 year periods..therefore the market value adjustment language has been deleted throughout this application. Also changes Section 16a. to add a second bullet which reads: "In states where written consent is required, my agreement in writing is required for entries made by the Company in Section 9 as to age at issue, plan type, purchase payments, or benefits applied for." Application Form No. 2000-VAIIAPP-PA is used in the following states:

         Pennsylvania

Application Form No. 2000-VAIIAPP-WA changes Section 6, Death Benefit Options, to remove the "5% Annual Guarantee" and the "both" options, leaving only the Maximum Anniversary optional death benefit. In Section 13 removes all the fixed account periods, leaving the DCA period only (the DCA period is not called a
"fixed period" in WA)....therefore the market value adjustment language has been deleted throughout this application. Section 15, Preservation Plus Program is deleted in its entirety, renumbering the remaining sections. Changes the new
Section 15, to improve on the info necessary to set up a payment plan. Changes the Agent replacement question in new Section 16 to add the additional statement: "that this replacement meets the Company's standards for replacement sales" Application Form No. 2000-VAIIAPP-WA is used in the following states:

         Washington

                                   EXHIBIT 10.
                       PricewaterhouseCoopers LLP Consent


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-4 of our reports dated February 8, 2002, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Annuity Account, and April 19, 2002, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 22, 2002

                                   Exhibit 13
                    Schedule of Performance Data Computation

VAII and Choice VA--MONEY MARKET FUND
12/31/01          03/11/02



VAII and CHOICE VA SEVEN-DAY AVERAGE YIELD:
                  DAILY
                  DIVIDEND
                  FACTOR, PER           LESS ANNUAL CHARGE
DATE              DISPLAY RATE TABLE    & M&E CHARGES
-----------------------------------------------------
31-Dec-01         0.000049517           0.000043017         0.000006500
30-Dec-01         0.000049516           0.000043017         0.000006499
29-Dec-01         0.000049516           0.000043017         0.000006499
28-Dec-01         0.000049147           0.000043017         0.000006130
27-Dec-01         0.000049118           0.000043017         0.000006101
26-Dec-01         0.000049074           0.000043017         0.000006057
25-Dec-01         0.000049073           0.000043017         0.000006056
                  SUM                   0.000043843         BASE PERIOD RETURN
                  DIV BY # DAYS         7
                  AVERAGE               0.000006263
                  TIMES # DAYS IN YR    365
                  SEVEN DAY YIELD       0.23%

VAII and CHOICE VA SEVEN-DAY EFFECTIVE YIELD:
                  BASE PERIOD
                  RETURN  (ABOVE)       4.38431E-05
                  PLUS 1                1
                                        1.000043843

                  COMPOUNDED:
                  TO 365/7 POWER:       1.002288667
                  LESS 1                -1
                  EFFECTIVE YIELD       0.23%